UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

Rydex Dynamic Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Dynamic Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2020 - March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2021

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund
Russell 2000® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
S&P 500® 2x STRATEGY FUND	9
INVERSE S&P 500® 2x STRATEGY FUND	22
NASDAQ-100® 2x STRATEGY FUND	30
INVERSE NASDAQ-100® 2x STRATEGY FUND	39
DOW 2x STRATEGY FUND	47
INVERSE DOW 2x STRATEGY FUND	55
RUSSELL 2000® 2x STRATEGY FUND	63
INVERSE RUSSELL 2000® 2x STRATEGY FUND	71
NOTES TO FINANCIAL STATEMENTS	79
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	95
OTHER INFORMATION	96
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	98
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	103

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the 12-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 56.35% as the equity market roared back to life after a sharp selloff following the outbreak of COVID-19. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021 the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the 12-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 56.35%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 44.57%. The return of the MSCI Emerging Markets Index* was 58.39%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.71% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 23.72%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.80%	38.06%	$ 1,000.00	$ 1,380.60	$ 10.68
C-Class	2.55%	37.56%	1,000.00	1,375.60	15.10
H-Class	1.81%	38.05%	1,000.00	1,380.50	10.74
Inverse S&P 500® 2x Strategy Fund
A-Class	1.80%	(32.65%)	1,000.00	673.50	7.51
C-Class	2.55%	(32.88%)	1,000.00	671.20	10.62
H-Class	1.80%	(32.62%)	1,000.00	673.80	7.51
NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	27.19%	1,000.00	1,271.90	10.42
C-Class	2.59%	26.70%	1,000.00	1,267.00	14.64
H-Class	1.84%	27.19%	1,000.00	1,271.90	10.42
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.80%	(30.96%)	1,000.00	690.40	7.59
C-Class	2.52%	(31.23%)	1,000.00	687.70	10.60
H-Class	1.85%	(30.98%)	1,000.00	690.20	7.80
Dow 2x Strategy Fund
A-Class	1.84%	40.86%	1,000.00	1,408.60	11.05
C-Class	2.59%	40.36%	1,000.00	1,403.60	15.52
H-Class	1.84%	40.87%	1,000.00	1,408.70	11.05
Inverse Dow 2x Strategy Fund
A-Class	1.85%	(33.57%)	1,000.00	664.30	7.68
C-Class	2.59%	(33.82%)	1,000.00	661.80	10.73
H-Class	1.84%	(33.55%)	1,000.00	664.50	7.64
Russell 2000® 2x Strategy Fund
A-Class	1.82%	109.88%	1,000.00	2,098.80	14.06
C-Class	2.57%	109.09%	1,000.00	2,090.90	19.80
H-Class	1.85%	109.84%	1,000.00	2,098.40	14.29
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.83%	(59.11%)	1,000.00	408.90	6.43
C-Class	2.59%	(59.30%)	1,000.00	407.00	9.09
H-Class	1.87%	(59.24%)	1,000.00	407.60	6.56

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® 2x Strategy Fund
A-Class	1.80%	5.00%	$ 1,000.00	$ 1,015.96	$ 9.05
C-Class	2.55%	5.00%	1,000.00	1,012.22	12.79
H-Class	1.81%	5.00%	1,000.00	1,015.91	9.10
Inverse S&P 500® 2x Strategy Fund
A-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
C-Class	2.55%	5.00%	1,000.00	1,012.22	12.79
H-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
C-Class	2.59%	5.00%	1,000.00	1,012.02	12.99
H-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
C-Class	2.52%	5.00%	1,000.00	1,012.37	12.64
H-Class	1.85%	5.00%	1,000.00	1,015.71	9.30
Dow 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
C-Class	2.59%	5.00%	1,000.00	1,012.02	12.99
H-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
Inverse Dow 2x Strategy Fund
A-Class	1.85%	5.00%	1,000.00	1,015.71	9.30
C-Class	2.59%	5.00%	1,000.00	1,012.02	12.99
H-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
Russell 2000® 2x Strategy Fund
A-Class	1.82%	5.00%	1,000.00	1,015.86	9.15
C-Class	2.57%	5.00%	1,000.00	1,012.12	12.89
H-Class	1.85%	5.00%	1,000.00	1,015.71	9.30
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.83%	5.00%	1,000.00	1,015.81	9.20
C-Class	2.59%	5.00%	1,000.00	1,012.02	12.99
H-Class	1.87%	5.00%	1,000.00	1,015.61	9.40

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund H-Class returned 127.44%, while the S&P 500 Index returned 56.35% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and Amazon.com, Inc. The holdings detracting the most were Gilead Sciences, Inc. and Biogen, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.4%
Microsoft Corp.	4.1%
Amazon.com, Inc.	3.1%
Facebook, Inc. — Class A	1.6%
Alphabet, Inc. — Class A	1.4%
Alphabet, Inc. — Class C	1.4%
Tesla, Inc.	1.2%
Berkshire Hathaway, Inc. — Class B	1.1%
JPMorgan Chase & Co.	1.1%
Johnson & Johnson	1.0%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	127.44%	25.61%	21.97%
A-Class Shares with sales charge‡	116.63%	24.39%	21.38%
C-Class Shares	125.76%	24.67%	21.08%
C-Class Shares with CDSC§	124.76%	24.67%	21.08%
H-Class Shares	127.44%	25.60%	21.95%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 77.4%

Technology - 17.3%
Apple, Inc.	53,699	$6,559,333
Microsoft Corp.	25,664	6,050,801
NVIDIA Corp.	2,110	1,126,592
Intel Corp.	13,825	884,800
Adobe, Inc.*	1,631	775,328
salesforce.com, Inc.*	3,123	661,670
Broadcom, Inc.	1,390	644,487
Accenture plc — Class A	2,158	596,147
Texas Instruments, Inc.	3,132	591,917
QUALCOMM, Inc.	3,865	512,460
Oracle Corp.	6,311	442,843
Applied Materials, Inc.	3,123	417,233
International Business Machines Corp.	3,041	405,244
Intuit, Inc.	932	357,012
Micron Technology, Inc.*	3,807	335,815
ServiceNow, Inc.*	667	333,573
Advanced Micro Devices, Inc.*	4,124	323,734
Fidelity National Information Services, Inc.	2,114	297,250
Lam Research Corp.	486	289,287
Activision Blizzard, Inc.	2,636	245,148
Fiserv, Inc.*	1,959	233,199
Autodesk, Inc.*	750	207,863
Analog Devices, Inc.	1,257	194,936
NXP Semiconductor N.V.	943	189,864
KLA Corp.	525	173,460
Roper Technologies, Inc.	358	144,396
Microchip Technology, Inc.	916	142,182
Cognizant Technology Solutions Corp. — Class A	1,806	141,085
HP, Inc.	4,262	135,319
Electronic Arts, Inc.	979	132,527
Cadence Design Systems, Inc.*	949	130,004
Synopsys, Inc.*	518	128,350
MSCI, Inc. — Class A	281	117,818
Paychex, Inc.	1,092	107,038
Xilinx, Inc.	836	103,580
Skyworks Solutions, Inc.	561	102,932
ANSYS, Inc.*	296	100,510
Zebra Technologies Corp. — Class A*	182	88,303
Fortinet, Inc.*	461	85,018
Maxim Integrated Products, Inc.	912	83,329
Cerner Corp.	1,043	74,971
Qorvo, Inc.*	385	70,340
Hewlett Packard Enterprise Co.	4,427	69,681
Western Digital Corp.	1,042	69,553
Take-Two Interactive Software, Inc.*	393	69,443
Teradyne, Inc.	568	69,114
Paycom Software, Inc.*	167	61,800
Broadridge Financial Solutions, Inc.	394	60,321
Citrix Systems, Inc.	419	58,811
Tyler Technologies, Inc.*	138	58,585
Akamai Technologies, Inc.*	556	56,656
NetApp, Inc.	757	55,011
Seagate Technology plc	683	52,420
Monolithic Power Systems, Inc.	147	51,922
Leidos Holdings, Inc.	454	43,711
Jack Henry & Associates, Inc.	260	39,447
DXC Technology Co.*	866	27,071
IPG Photonics Corp.*	122	25,735
Total Technology		25,606,979

Consumer, Non-cyclical - 15.6%
Johnson & Johnson	8,945	1,470,111
UnitedHealth Group, Inc.	3,217	1,196,949
Procter & Gamble Co.	8,379	1,134,768
PayPal Holdings, Inc.*	3,985	967,717
Abbott Laboratories	6,028	722,396
Coca-Cola Co.	13,197	695,614
Pfizer, Inc.	18,979	687,609
PepsiCo, Inc.	4,694	663,966
Merck & Company, Inc.	8,610	663,745
AbbVie, Inc.	6,009	650,294
Thermo Fisher Scientific, Inc.	1,340	611,549
Medtronic plc	4,587	541,862
Eli Lilly & Co.	2,708	505,909
Amgen, Inc.	1,965	488,912
Danaher Corp.	2,157	485,498
Bristol-Myers Squibb Co.	7,624	481,303
Philip Morris International, Inc.	5,299	470,233
CVS Health Corp.	4,462	335,676
Altria Group, Inc.	6,325	323,587
Anthem, Inc.	833	299,005
Intuitive Surgical, Inc.*	401	296,315
Cigna Corp.	1,197	289,363
S&P Global, Inc.	820	289,353
Mondelez International, Inc. — Class A	4,805	281,237
Gilead Sciences, Inc.	4,276	276,358
Automatic Data Processing, Inc.	1,457	274,601
Stryker Corp.	1,114	271,348
Zoetis, Inc.	1,617	254,645
Becton Dickinson and Co.	989	240,475
Estee Lauder Companies, Inc. — Class A	783	227,736
Colgate-Palmolive Co.	2,887	227,582
Global Payments, Inc.	1,005	202,588
Illumina, Inc.*	496	190,494
Vertex Pharmaceuticals, Inc.*	885	190,178
Boston Scientific Corp.*	4,822	186,370
Humana, Inc.	439	184,051
Edwards Lifesciences Corp.*	2,125	177,735
HCA Healthcare, Inc.	902	169,883
Regeneron Pharmaceuticals, Inc.*	359	169,857
Moody’s Corp.	548	163,638
Kimberly-Clark Corp.	1,150	159,908
Baxter International, Inc.	1,720	145,065
Biogen, Inc.*	518	144,910
IDEXX Laboratories, Inc.*	291	142,389
Sysco Corp.	1,737	136,771
Align Technology, Inc.*	246	133,216
Constellation Brands, Inc. — Class A	579	132,012
General Mills, Inc.	2,081	127,607
Centene Corp.*	1,979	126,478

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
IQVIA Holdings, Inc.*	651	$125,734
IHS Markit Ltd.	1,269	122,814
DexCom, Inc.*	329	118,239
Corteva, Inc.	2,532	118,042
Monster Beverage Corp.*	1,258	114,591
Alexion Pharmaceuticals, Inc.*	749	114,529
Zimmer Biomet Holdings, Inc.	707	113,177
Archer-Daniels-Midland Co.	1,900	108,300
McKesson Corp.	543	105,907
Cintas Corp.	300	102,393
Verisk Analytics, Inc. — Class A	554	97,886
ResMed, Inc.	495	96,040
Kroger Co.	2,591	93,250
Kraft Heinz Co.	2,206	88,240
Laboratory Corporation of America Holdings*	332	84,670
Clorox Co.	430	82,938
United Rentals, Inc.*	246	81,010
Hershey Co.	499	78,922
FleetCor Technologies, Inc.*	284	76,291
McCormick & Company, Inc.	847	75,518
Equifax, Inc.	414	74,988
Tyson Foods, Inc. — Class A	1,003	74,523
Church & Dwight Company, Inc.	834	72,850
West Pharmaceutical Services, Inc.	252	71,009
Teleflex, Inc.	159	66,058
Hologic, Inc.*	877	65,231
MarketAxess Holdings, Inc.	131	65,227
Cooper Companies, Inc.	168	64,527
Conagra Brands, Inc.	1,663	62,529
Catalent, Inc.*	579	60,975
Cardinal Health, Inc.	1,000	60,750
AmerisourceBergen Corp. — Class A	502	59,271
Quest Diagnostics, Inc.	454	58,266
Viatris, Inc.*	4,107	57,375
STERIS plc	291	55,430
Gartner, Inc.*	303	55,313
Varian Medical Systems, Inc.*	313	55,254
Kellogg Co.	866	54,818
Avery Dennison Corp.	283	51,973
Incyte Corp.*	637	51,769
ABIOMED, Inc.*	155	49,403
PerkinElmer, Inc.	381	48,878
Dentsply Sirona, Inc.	746	47,602
J M Smucker Co.	374	47,322
Hormel Foods Corp.	956	45,678
Brown-Forman Corp. — Class B	622	42,900
Bio-Rad Laboratories, Inc. — Class A*	75	42,838
Quanta Services, Inc.	471	41,439
Lamb Weston Holdings, Inc.	498	38,585
Universal Health Services, Inc. — Class B	265	35,348
Campbell Soup Co.	692	34,787
Henry Schein, Inc.*	485	33,582
Molson Coors Beverage Co. — Class B*	641	32,787
Nielsen Holdings plc	1,217	30,608
Robert Half International, Inc.	385	30,057
DaVita, Inc.*	246	26,511
Rollins, Inc.	754	25,953
Perrigo Company plc	454	18,373
Total Consumer, Non-cyclical		23,118,144

Communications - 12.5%
Amazon.com, Inc.*	1,457	4,508,075
Facebook, Inc. — Class A*	8,185	2,410,728
Alphabet, Inc. — Class A*	1,023	2,109,958
Alphabet, Inc. — Class C*	981	2,029,326
Walt Disney Co.*	6,177	1,139,780
Comcast Corp. — Class A	15,555	841,681
Verizon Communications, Inc.	14,081	818,810
Netflix, Inc.*	1,508	786,663
Cisco Systems, Inc.	14,366	742,866
AT&T, Inc.	24,267	734,562
Booking Holdings, Inc.*	140	326,178
Charter Communications, Inc. — Class A*	481	296,787
T-Mobile US, Inc.*	1,988	249,076
Twitter, Inc.*	2,716	172,819
eBay, Inc.	2,200	134,728
Corning, Inc.	2,615	113,779
Motorola Solutions, Inc.	575	108,129
ViacomCBS, Inc. — Class B	1,999	90,155
Etsy, Inc.*	430	86,718
Expedia Group, Inc.*	471	81,068
CDW Corp.	480	79,560
VeriSign, Inc.*	339	67,380
Arista Networks, Inc.*	187	56,453
Omnicom Group, Inc.	732	54,278
Lumen Technologies, Inc.	3,359	44,843
F5 Networks, Inc.*	210	43,810
NortonLifeLock, Inc.	1,980	42,095
Fox Corp. — Class A	1,138	41,093
Interpublic Group of Companies, Inc.	1,330	38,836
Discovery, Inc. — Class C*	987	36,411
News Corp. — Class A	1,331	33,847
DISH Network Corp. — Class A*	842	30,480
Juniper Networks, Inc.	1,117	28,294
Discovery, Inc. — Class A*,1	553	24,033
Fox Corp. — Class B	523	18,268
News Corp. — Class B	414	9,713
Total Communications		18,431,280

Financial - 11.8%
Berkshire Hathaway, Inc. — Class B*	6,488	1,657,489
JPMorgan Chase & Co.	10,383	1,580,604
Visa, Inc. — Class A	5,771	1,221,894
Mastercard, Inc. — Class A	2,983	1,062,097
Bank of America Corp.	25,851	1,000,175
Wells Fargo & Co.	14,067	549,598
Citigroup, Inc.	7,103	516,743
Morgan Stanley	5,106	396,532
Goldman Sachs Group, Inc.	1,171	382,917
BlackRock, Inc. — Class A	484	364,917
American Tower Corp. — Class A REIT	1,512	361,459
Charles Schwab Corp.	5,092	331,896

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
American Express Co.	2,221	$314,138
Truist Financial Corp.	4,584	267,339
Prologis, Inc. REIT	2,516	266,696
U.S. Bancorp	4,651	257,247
PNC Financial Services Group, Inc.	1,443	253,117
Crown Castle International Corp. REIT	1,469	252,859
CME Group, Inc. — Class A	1,222	249,569
Chubb Ltd.	1,532	242,010
Intercontinental Exchange, Inc.	1,912	213,532
Marsh & McLennan Companies, Inc.	1,729	210,592
Equinix, Inc. REIT	304	206,595
Capital One Financial Corp.	1,563	198,860
Progressive Corp.	1,994	190,646
Aon plc — Class A	769	176,955
MetLife, Inc.	2,558	155,501
American International Group, Inc.	2,944	136,042
Digital Realty Trust, Inc. REIT	957	134,784
T. Rowe Price Group, Inc.	776	133,162
Bank of New York Mellon Corp.	2,746	129,858
Travelers Companies, Inc.	860	129,344
Public Storage REIT	518	127,822
Simon Property Group, Inc. REIT	1,118	127,195
Prudential Financial, Inc.	1,351	123,076
Allstate Corp.	1,031	118,462
Aflac, Inc.	2,179	111,521
SBA Communications Corp. REIT	373	103,526
Welltower, Inc. REIT	1,421	101,786
Willis Towers Watson plc	440	100,707
State Street Corp.	1,197	100,560
First Republic Bank	599	99,883
Discover Financial Services	1,044	99,170
Ameriprise Financial, Inc.	398	92,515
SVB Financial Group*	184	90,833
Fifth Third Bancorp	2,420	90,629
Weyerhaeuser Co. REIT	2,544	90,566
CBRE Group, Inc. — Class A*	1,142	90,344
AvalonBay Communities, Inc. REIT	475	87,642
Equity Residential REIT	1,167	83,592
Arthur J Gallagher & Co.	660	82,348
Hartford Financial Services Group, Inc.	1,217	81,283
Realty Income Corp. REIT	1,271	80,709
Synchrony Financial	1,848	75,140
Northern Trust Corp.	709	74,523
Alexandria Real Estate Equities, Inc. REIT	433	71,142
Ventas, Inc. REIT	1,275	68,009
Regions Financial Corp.	3,269	67,538
M&T Bank Corp.	438	66,405
KeyCorp	3,297	65,874
Citizens Financial Group, Inc.	1,447	63,885
Essex Property Trust, Inc. REIT	222	60,348
Extra Space Storage, Inc. REIT	450	59,648
Healthpeak Properties, Inc. REIT	1,833	58,179
Nasdaq, Inc.	394	58,099
Mid-America Apartment Communities, Inc. REIT	389	56,156
Huntington Bancshares, Inc.	3,461	54,407
Duke Realty Corp. REIT	1,272	53,335
Cincinnati Financial Corp.	510	52,576
Principal Financial Group, Inc.	863	51,746
Raymond James Financial, Inc.	417	51,107
Boston Properties, Inc. REIT	482	48,807
UDR, Inc. REIT	1,010	44,299
Host Hotels & Resorts, Inc. REIT*	2,401	40,457
Loews Corp.	772	39,588
Lincoln National Corp.	614	38,234
Iron Mountain, Inc. REIT	982	36,344
Cboe Global Markets, Inc.	365	36,022
W R Berkley Corp.	477	35,942
Western Union Co.	1,398	34,475
Comerica, Inc.	474	34,005
Everest Re Group Ltd.	137	33,950
Invesco Ltd.	1,281	32,307
Globe Life, Inc.	323	31,212
Zions Bancorp North America	560	30,778
Regency Centers Corp. REIT	537	30,453
Assurant, Inc.	198	28,071
Kimco Realty Corp. REIT	1,472	27,600
Franklin Resources, Inc.	929	27,498
People’s United Financial, Inc.	1,448	25,919
Vornado Realty Trust REIT	534	24,238
Federal Realty Investment Trust REIT	238	24,145
Unum Group	693	19,286
Total Financial		17,461,083

Consumer, Cyclical - 7.6%
Tesla, Inc.*	2,613	1,745,301
Home Depot, Inc.	3,663	1,118,131
Walmart, Inc.	4,717	640,710
NIKE, Inc. — Class B	4,327	575,015
McDonald’s Corp.	2,537	568,643
Costco Wholesale Corp.	1,506	530,835
Lowe’s Companies, Inc.	2,487	472,978
Starbucks Corp.	4,006	437,735
Target Corp.	1,705	337,709
TJX Companies, Inc.	4,085	270,223
General Motors Co.*	4,315	247,940
Dollar General Corp.	834	168,985
Ford Motor Co.*	13,297	162,888
Ross Stores, Inc.	1,211	145,211
Chipotle Mexican Grill, Inc. — Class A*	96	136,399
Marriott International, Inc. — Class A*	905	134,040
Walgreens Boots Alliance, Inc.	2,441	134,011
Cummins, Inc.	504	130,591
Aptiv plc*	919	126,730
Southwest Airlines Co.*	2,010	122,731
O’Reilly Automotive, Inc.*	239	121,233
Hilton Worldwide Holdings, Inc.*	945	114,269
Yum! Brands, Inc.	1,021	110,452
PACCAR, Inc.	1,181	109,739
AutoZone, Inc.*	77	108,131
Delta Air Lines, Inc.*	2,171	104,816
DR Horton, Inc.	1,127	100,439
Fastenal Co.	1,955	98,297

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Lennar Corp. — Class A	934	$94,549
Dollar Tree, Inc.*	800	91,568
Best Buy Company, Inc.	784	90,011
VF Corp.	1,094	87,433
Copart, Inc.*	708	76,896
CarMax, Inc.*	553	73,361
Carnival Corp.*	2,715	72,056
Tractor Supply Co.	396	70,124
Las Vegas Sands Corp.*	1,118	67,930
Royal Caribbean Cruises Ltd.*	745	63,780
Darden Restaurants, Inc.	444	63,048
United Airlines Holdings, Inc.*	1,084	62,373
Caesars Entertainment, Inc.*	709	62,002
WW Grainger, Inc.	150	60,140
Ulta Beauty, Inc.*	192	59,361
Genuine Parts Co.	492	56,870
NVR, Inc.*	12	56,531
MGM Resorts International	1,398	53,110
Penn National Gaming, Inc.*	506	53,049
American Airlines Group, Inc.*	2,177	52,030
L Brands, Inc.*	796	49,240
Domino’s Pizza, Inc.	132	48,548
PulteGroup, Inc.	905	47,458
Pool Corp.	137	47,298
Whirlpool Corp.	214	47,155
Wynn Resorts Ltd.*	358	44,882
Hasbro, Inc.	435	41,812
Live Nation Entertainment, Inc.*	489	41,394
Advance Auto Parts, Inc.	224	41,102
LKQ Corp.*	950	40,213
Tapestry, Inc.*	946	38,985
Mohawk Industries, Inc.*	201	38,654
BorgWarner, Inc.	813	37,691
Newell Brands, Inc.	1,286	34,439
Norwegian Cruise Line Holdings Ltd.*,1	1,236	34,101
Alaska Air Group, Inc.*	424	29,345
PVH Corp.*	242	25,579
Hanesbrands, Inc.	1,187	23,348
Gap, Inc.	700	20,846
Leggett & Platt, Inc.	453	20,679
Ralph Lauren Corp. — Class A*	164	20,198
Under Armour, Inc. — Class A*	642	14,227
Under Armour, Inc. — Class C*	663	12,239
Total Consumer, Cyclical		11,239,837

Industrial - 6.6%
Honeywell International, Inc.	2,367	513,805
Union Pacific Corp.	2,279	502,314
Boeing Co.*	1,867	475,562
Caterpillar, Inc.	1,856	430,351
United Parcel Service, Inc. — Class B	2,448	416,135
Deere & Co.	1,068	399,581
Raytheon Technologies Corp.	5,170	399,486
General Electric Co.	29,835	391,733
3M Co.	1,971	379,772
Lockheed Martin Corp.	839	310,010
CSX Corp.	2,595	250,210
FedEx Corp.	830	235,753
Norfolk Southern Corp.	857	230,122
Illinois Tool Works, Inc.	981	217,311
Eaton Corporation plc	1,356	187,508
Emerson Electric Co.	2,042	184,229
Northrop Grumman Corp.	529	171,206
Waste Management, Inc.	1,325	170,951
Johnson Controls International plc	2,452	146,311
TE Connectivity Ltd.	1,126	145,378
General Dynamics Corp.	789	143,251
L3Harris Technologies, Inc.	699	141,673
Parker-Hannifin Corp.	439	138,474
Amphenol Corp. — Class A	2,039	134,513
Trane Technologies plc	812	134,435
Agilent Technologies, Inc.	1,037	131,844
Carrier Global Corp.	2,780	117,372
TransDigm Group, Inc.*	186	109,353
Stanley Black & Decker, Inc.	547	109,220
Rockwell Automation, Inc.	395	104,849
AMETEK, Inc.	785	100,268
Otis Worldwide Corp.	1,388	95,009
Ball Corp.	1,116	94,570
Mettler-Toledo International, Inc.*	80	92,455
Keysight Technologies, Inc.*	633	90,772
Kansas City Southern	309	81,551
Fortive Corp.	1,150	81,236
Old Dominion Freight Line, Inc.	326	78,374
Vulcan Materials Co.	451	76,106
Martin Marietta Materials, Inc.	212	71,194
Republic Services, Inc. — Class A	716	71,135
Generac Holdings, Inc.*	214	70,075
Garmin Ltd.	509	67,112
Dover Corp.	489	67,057
Trimble, Inc.*	855	66,510
Xylem, Inc.	614	64,580
Ingersoll Rand, Inc.*	1,268	62,398
Expeditors International of Washington, Inc.	578	62,245
Amcor plc	5,315	62,079
Waters Corp.*	212	60,244
Jacobs Engineering Group, Inc.	443	57,267
IDEX Corp.	258	54,004
Masco Corp.	875	52,412
Teledyne Technologies, Inc.*	126	52,120
J.B. Hunt Transport Services, Inc.	285	47,900
Westinghouse Air Brake Technologies Corp.	604	47,813
Westrock Co.	897	46,689
Fortune Brands Home & Security, Inc.	472	45,227
Packaging Corporation of America	324	43,571
CH Robinson Worldwide, Inc.	455	43,421
Textron, Inc.	773	43,350
Howmet Aerospace, Inc.*	1,329	42,701
Snap-on, Inc.	184	42,456
Allegion plc	310	38,942
Pentair plc	565	35,211
A O Smith Corp.	461	31,168

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Huntington Ingalls Industries, Inc.	138	$28,407
FLIR Systems, Inc.	447	25,242
Sealed Air Corp.	528	24,193
Total Industrial		9,739,776

Energy - 2.2%
Exxon Mobil Corp.	14,405	804,231
Chevron Corp.	6,555	686,898
ConocoPhillips	4,610	244,192
EOG Resources, Inc.	1,986	144,045
Schlumberger N.V.	4,758	129,370
Phillips 66	1,486	121,168
Marathon Petroleum Corp.	2,216	118,534
Pioneer Natural Resources Co.	701	111,333
Kinder Morgan, Inc.	6,625	110,306
Valero Energy Corp.	1,390	99,524
Williams Companies, Inc.	4,130	97,840
ONEOK, Inc.	1,514	76,699
Occidental Petroleum Corp.	2,853	75,947
Enphase Energy, Inc.*	439	71,188
Hess Corp.	930	65,807
Halliburton Co.	3,024	64,895
Baker Hughes Co.	2,480	53,593
Diamondback Energy, Inc.	616	45,270
Devon Energy Corp.	2,015	44,028
Marathon Oil Corp.	2,686	28,686
Cabot Oil & Gas Corp. — Class A	1,360	25,541
APA Corp.	1,286	23,019
HollyFrontier Corp.	509	18,212
NOV, Inc.*	1,321	18,124
Total Energy		3,278,450

Utilities - 2.1%
NextEra Energy, Inc.	6,669	504,243
Duke Energy Corp.	2,616	252,523
Southern Co.	3,595	223,465
Dominion Energy, Inc.	2,741	208,206
Exelon Corp.	3,322	145,304
American Electric Power Company, Inc.	1,690	143,143
Sempra Energy	1,030	136,558
Xcel Energy, Inc.	1,829	121,647
Public Service Enterprise Group, Inc.	1,719	103,501
Eversource Energy	1,167	101,051
WEC Energy Group, Inc.	1,073	100,422
American Water Works Company, Inc.	617	92,500
DTE Energy Co.	659	87,739
Consolidated Edison, Inc.	1,166	87,217
Edison International	1,292	75,711
PPL Corp.	2,617	75,474
Ameren Corp.	862	70,132
Entergy Corp.	683	67,938
FirstEnergy Corp.	1,848	64,107
AES Corp.	2,273	60,939
CMS Energy Corp.	984	60,241
Alliant Energy Corp.	850	46,036
Evergy, Inc.	773	46,017
Atmos Energy Corp.	437	43,197
CenterPoint Energy, Inc.	1,877	42,514
NiSource, Inc.	1,333	32,139
NRG Energy, Inc.	833	31,429
Pinnacle West Capital Corp.	383	31,157
Total Utilities		3,054,550

Basic Materials - 1.7%
Linde plc	1,780	498,649
Air Products and Chemicals, Inc.	753	211,849
Sherwin-Williams Co.	275	202,953
Ecolab, Inc.	846	181,103
Newmont Corp.	2,723	164,115
Freeport-McMoRan, Inc.	4,963	163,432
Dow, Inc.	2,536	162,152
DuPont de Nemours, Inc.	1,832	141,577
PPG Industries, Inc.	806	121,109
International Flavors & Fragrances, Inc.	846	118,110
LyondellBasell Industries N.V. — Class A	876	91,148
Nucor Corp.	1,014	81,394
International Paper Co.	1,338	72,346
Celanese Corp. — Class A	388	58,126
Albemarle Corp.	397	58,006
Eastman Chemical Co.	464	51,096
FMC Corp.	440	48,668
Mosaic Co.	1,174	37,110
CF Industries Holdings, Inc.	728	33,037
Total Basic Materials		2,495,980

Total Common Stocks
(Cost $82,482,334)		114,426,079

	Face Amount
U.S. TREASURY BILLS†† - 6.4%
U.S. Treasury Bills
0.01% due 04/27/21[2]	$5,400,000	5,399,932
0.09% due 04/01/21[2,3]	1,950,000	1,950,000
0.01% due 04/22/21[2]	1,161,000	1,160,991
U.S. Cash Management Bill
0.03% due 08/03/21[2]	1,000,000	999,901
Total U.S. Treasury Bills
(Cost $9,510,871)		9,510,824

REPURCHASE AGREEMENTS††,4 - 25.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	20,100,223	20,100,223
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	9,138,538	9,138,538
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	8,340,342	8,340,342
Total Repurchase Agreements
(Cost $37,579,103)		37,579,103

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,5 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[6]	40,952	$40,952
Total Securities Lending Collateral
(Cost $40,952)		40,952

Total Investments - 109.2%
(Cost $129,613,260)		$161,556,958
Other Assets & Liabilities, net - (9.2)%		(13,672,136)
Total Net Assets - 100.0%		$147,884,822

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	04/08/21	37,192	$147,761,247	$2,706,270
BNP Paribas	S&P 500 Index	0.66% (1 Month USD LIBOR + 0.55%)	At Maturity	04/08/21	8,037	31,930,330	492,084
Barclays Bank plc	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	04/07/21	346	1,374,287	13,940
						$181,065,864	$3,212,294

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	Repurchase Agreements — See Note 6.
[5]	Securities lending collateral — See Note 7.
[6]	Rate indicated is the 7-day yield as of March 31, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$114,426,079	$—	$—	$114,426,079
U.S. Treasury Bills	—	9,510,824	—	9,510,824
Repurchase Agreements	—	37,579,103	—	37,579,103
Securities Lending Collateral	40,952	—	—	40,952
Equity Index Swap Agreements**	—	3,212,294	—	3,212,294
Total Assets	$114,467,031	$50,302,221	$—	$164,769,252

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $40,378 of securities loaned (cost $92,034,157)	$123,977,855
Repurchase agreements, at value (cost $37,579,103)	37,579,103
Cash	14,175
Unrealized appreciation on OTC swap agreements	3,212,294
Receivables:
Securities sold	4,951,223
Fund shares sold	4,455,191
Dividends	82,177
Variation margin on futures contracts	19,226
Interest	7
Securities lending income	3
Total assets	174,291,254

Liabilities:
Payable for:
Fund shares redeemed	23,289,936
Swap settlement	1,805,378
Securities purchased	999,901
Management fees	114,723
Return of securities lending collateral	40,952
Transfer agent and administrative fees	34,290
Distribution and service fees	33,741
Portfolio accounting fees	19,121
Trustees’ fees*	2,383
Miscellaneous	66,007
Total liabilities	26,406,432
Commitments and contingent liabilities (Note 12)	—
Net assets	$147,884,822

Net assets consist of:
Paid in capital	$128,082,938
Total distributable earnings (loss)	19,801,884
Net assets	$147,884,822

A-Class:
Net assets	$21,175,999
Capital shares outstanding	108,326
Net asset value per share	$195.48
Maximum offering price per share (Net asset value divided by 95.25%)	$205.23

C-Class:
Net assets	$2,918,923
Capital shares outstanding	17,788
Net asset value per share	$164.10

H-Class:
Net assets	$123,789,900
Capital shares outstanding	634,224
Net asset value per share	$195.18

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$1,712,020
Interest	16,469
Income from securities lending, net	801
Total investment income	1,729,290

Expenses:
Management fees	1,219,516
Distribution and service fees:
A-Class	40,958
C-Class	25,283
H-Class	291,483
Transfer agent and administrative fees	375,530
Portfolio accounting fees	203,238
Registration fees	166,401
Professional fees	56,028
Trustees’ fees*	27,322
Custodian fees	18,285
Interest expense	71
Miscellaneous	41,398
Total expenses	2,465,513
Net investment loss	(736,223)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,063,806
Swap agreements	50,782,578
Futures contracts	8,541,695
Net realized gain	65,388,079
Net change in unrealized appreciation (depreciation) on:
Investments	32,485,648
Swap agreements	5,459,682
Futures contracts	(372,063)
Net change in unrealized appreciation (depreciation)	37,573,267
Net realized and unrealized gain	102,961,346
Net increase in net assets resulting from operations	$102,225,123

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(736,223)	$124,483
Net realized gain on investments	65,388,079	761,606
Net change in unrealized appreciation (depreciation) on investments	37,573,267	(27,916,274)
Net increase (decrease) in net assets resulting from operations	102,225,123	(27,030,185)

Distributions to shareholders:
A-Class	(134,008)	(310,937)
C-Class	(23,214)	(82,112)
H-Class	(1,014,780)	(2,614,461)
Total distributions to shareholders	(1,172,002)	(3,007,510)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,909,187	9,088,195
C-Class	6,313,818	30,438,858
H-Class	1,885,852,911	1,528,970,793
Distributions reinvested
A-Class	125,712	302,139
C-Class	22,463	66,334
H-Class	668,694	1,941,885
Cost of shares redeemed
A-Class	(17,285,864)	(9,384,683)
C-Class	(8,018,838)	(28,833,271)
H-Class	(1,926,590,736)	(1,554,891,260)
Net decrease from capital share transactions	(43,002,653)	(22,301,010)
Net increase (decrease) in net assets	58,050,468	(52,338,705)

Net assets:
Beginning of year	89,834,354	142,173,059
End of year	$147,884,822	$89,834,354

Capital share activity:
Shares sold
A-Class	108,871	72,930
C-Class	56,853	290,620
H-Class	12,340,761	11,880,218
Shares issued from reinvestment of distributions
A-Class	737	2,104
C-Class	157	544
H-Class	3,927	13,541
Shares redeemed
A-Class	(118,350)	(74,056)
C-Class	(71,701)	(300,624)
H-Class	(12,605,012)	(12,061,719)
Net decrease in shares	(283,757)	(176,442)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$86.56	$117.21	$104.90	$89.56	$67.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.75)	.12	.18	.07	(.25)
Net gain (loss) on investments (realized and unrealized)	110.89	(28.08)	12.13	21.60	21.96
Total from investment operations	110.14	(27.96)	12.31	21.67	21.71
Less distributions from:
Net realized gains	(1.22)	(2.69)	—	(6.33)	(.13)
Total distributions	(1.22)	(2.69)	—	(6.33)	(.13)
Net asset value, end of period	$195.48	$86.56	$117.21	$104.90	$89.56

Total Return[b]	127.44%	(24.76%)	11.73%	23.92%	31.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,176	$10,134	$13,607	$10,259	$10,772
Ratios to average net assets:
Net investment income (loss)	(0.51%)	0.10%	0.16%	0.07%	(0.33%)
Total expenses	1.81%	1.84%	1.85%	1.77%	1.79%
Portfolio turnover rate	634%	328%	367%	276%	411%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$73.30	$100.33	$90.47	$78.49	$60.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.51)	(.60)	(.60)	(.61)	(.72)
Net gain (loss) on investments (realized and unrealized)	93.53	(23.74)	10.46	18.92	19.30
Total from investment operations	92.02	(24.34)	9.86	18.31	18.58
Less distributions from:
Net realized gains	(1.22)	(2.69)	—	(6.33)	(.13)
Total distributions	(1.22)	(2.69)	—	(6.33)	(.13)
Net asset value, end of period	$164.10	$73.30	$100.33	$90.47	$78.49

Total Return[b]	125.76%	(25.33%)	10.90%	23.00%	30.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,919	$2,381	$4,208	$13,739	$9,475
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(0.56%)	(0.63%)	(0.68%)	(1.08%)
Total expenses	2.56%	2.58%	2.57%	2.52%	2.54%
Portfolio turnover rate	634%	328%	367%	276%	411%

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$86.43	$117.04	$104.76	$89.45	$67.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.78)	.14	.17	.03	(.23)
Net gain (loss) on investments (realized and unrealized)	110.75	(28.06)	12.11	21.61	21.90
Total from investment operations	109.97	(27.92)	12.28	21.64	21.67
Less distributions from:
Net realized gains	(1.22)	(2.69)	—	(6.33)	(.13)
Total distributions	(1.22)	(2.69)	—	(6.33)	(.13)
Net asset value, end of period	$195.18	$86.43	$117.04	$104.76	$89.45

Total Return	127.44%	(24.77%)	11.72%	23.92%	31.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,790	$77,320	$124,359	$127,448	$104,986
Ratios to average net assets:
Net investment income (loss)	(0.53%)	0.11%	0.15%	0.03%	(0.31%)
Total expenses	1.81%	1.84%	1.84%	1.75%	1.80%
Portfolio turnover rate	634%	328%	367%	276%	411%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P 500 Index. Inverse S&P 500 2x® Strategy Fund H-Class returned -64.73%, while the S&P 500 Index returned 56.35% over the same period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and Amazon.com, Inc. The holdings detracting the most were Gilead Sciences, Inc. and Biogen, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

22 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(64.73%)	(32.41%)	(29.49%)
A-Class Shares with sales charge‡	(66.41%)	(33.07%)	(29.83%)
C-Class Shares	(65.01%)	(32.93%)	(30.01%)
C-Class Shares with CDSC§	(65.36%)	(32.93%)	(30.01%)
H-Class Shares	(64.73%)	(32.42%)	(29.47%)
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE S&P 500® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 36.7%
Federal Farm Credit Bank
0.29% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22[1]	$1,500,000	$1,503,427
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	1,000,000	1,003,166
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	600,000	602,414
Fannie Mae
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[1]	2,000,000	2,003,901
Total Federal Agency Notes
(Cost $5,099,488)		5,112,908

U.S. TREASURY BILLS†† - 18.0%
U.S. Treasury Bills
0.03% due 04/01/21[2,3]	900,000	900,000
0.04% due 04/01/21[2,3]	570,000	570,000
0.09% due 04/01/21[2,3]	500,000	500,000
0.01% due 04/22/21[3,4]	34,000	34,000
U.S. Cash Management Bill
0.03% due 08/03/21[3]	500,000	499,950
Total U.S. Treasury Bills
(Cost $2,503,950)		2,503,950

REPURCHASE AGREEMENTS††,5 - 20.0%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[2]	1,492,801	1,492,801
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	678,700	678,700
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	619,420	619,420
Total Repurchase Agreements
(Cost $2,790,921)		2,790,921

Total Investments - 74.7%
(Cost $10,394,359)		$10,407,779
Other Assets & Liabilities, net - 25.3%		3,526,282
Total Net Assets - 100.0%		$13,934,061

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	63	Jun 2021	$12,500,775	$(15,658)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	04/08/21	2,170	$8,622,827	$(3,583)
BNP Paribas	S&P 500 Index	0.16% (1 Month USD LIBOR + 0.05%)	At Maturity	04/08/21	709	2,816,165	(29,459)
Barclays Bank plc	S&P 500 Index	0.39% (1 Week USD LIBOR + 0.30%)	At Maturity	04/07/21	1,014	4,027,860	(39,844)
						$15,466,852	$(72,886)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE S&P 500® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$5,112,908	$—	$5,112,908
U.S. Treasury Bills	—	2,503,950	—	2,503,950
Repurchase Agreements	—	2,790,921	—	2,790,921
Total Assets	$—	$10,407,779	$—	$10,407,779

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$15,658	$—	$—	$15,658
Equity Index Swap Agreements**	—	72,886	—	72,886
Total Liabilities	$15,658	$72,886	$—	$88,544

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $7,603,438)	$7,616,858
Repurchase agreements, at value (cost $2,790,921)	2,790,921
Segregated cash with broker	450,170
Receivables:
Fund shares sold	4,358,737
Swap settlement	599,428
Interest	1,277
Total assets	15,817,391

Liabilities:
Unrealized depreciation on OTC swap agreements	72,886
Payable for:
Fund shares redeemed	1,235,458
Securities purchased	499,950
Variation margin on futures contracts	45,782
Management fees	12,169
Transfer agent and administrative fees	3,637
Distribution and service fees	3,585
Portfolio accounting fees	2,028
Trustees’ fees*	269
Miscellaneous	7,566
Total liabilities	1,883,330
Commitments and contingent liabilities (Note 12)	—
Net assets	$13,934,061

Net assets consist of:
Paid in capital	$245,591,157
Total distributable earnings (loss)	(231,657,096)
Net assets	$13,934,061

A-Class:
Net assets	$911,314
Capital shares outstanding	15,382
Net asset value per share	$59.25
Maximum offering price per share (Net asset value divided by 95.25%)	$62.20

C-Class:
Net assets	$275,937
Capital shares outstanding	5,428
Net asset value per share	$50.84

H-Class:
Net assets	$12,746,810
Capital shares outstanding	214,418
Net asset value per share	$59.45

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$44,634
Total investment income	44,634

Expenses:
Management fees	257,341
Distribution and service fees:
A-Class	4,511
C-Class	3,761
H-Class	66,037
Transfer agent and administrative fees	79,566
Portfolio accounting fees	42,888
Registration fees	33,122
Professional fees	21,213
Trustees’ fees*	7,531
Custodian fees	3,958
Miscellaneous	650
Total expenses	520,578
Net investment loss	(475,944)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,714
Swap agreements	(36,504,759)
Futures contracts	(2,614,399)
Net realized loss	(39,115,444)
Net change in unrealized appreciation (depreciation) on:
Investments	12,902
Swap agreements	(81,204)
Futures contracts	7,500
Net change in unrealized appreciation (depreciation)	(60,802)
Net realized and unrealized loss	(39,176,246)
Net decrease in net assets resulting from operations	$(39,652,190)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(475,944)	$(10,990)
Net realized loss on investments	(39,115,444)	(13,183,556)
Net change in unrealized appreciation (depreciation) on investments	(60,802)	492,745
Net decrease in net assets resulting from operations	(39,652,190)	(12,701,801)

Distributions to shareholders:
A-Class	—	(2,837)
C-Class	—	(1,417)
H-Class	—	(66,062)
Total distributions to shareholders	—	(70,316)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,098,954	72,056,100
C-Class	3,182,200	4,699,264
H-Class	931,314,624	723,047,617
Distributions reinvested
A-Class	—	2,770
C-Class	—	1,067
H-Class	—	60,000
Cost of shares redeemed
A-Class	(14,614,591)	(61,706,198)
C-Class	(2,881,093)	(4,928,315)
H-Class	(950,516,374)	(662,540,748)
Net increase (decrease) from capital share transactions	(25,416,280)	70,691,557
Net increase (decrease) in net assets	(65,068,470)	57,919,440

Net assets:
Beginning of year	79,002,531	21,083,091
End of year	$13,934,061	$79,002,531

Capital share activity: *
Shares sold
A-Class	80,445	398,466
C-Class	38,558	34,243
H-Class	11,140,219	4,488,953
Shares issued from reinvestment of distributions
A-Class	—	20
C-Class	—	9
H-Class	—	427
Shares redeemed
A-Class	(125,441)	(347,232)
C-Class	(35,619)	(35,733)
H-Class	(11,332,166)	(4,185,772)
Net increase (decrease) in shares	(234,004)	353,381

*	Capital share activity for the year ended March 31, 2020 has been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d,e]
Per Share Data
Net asset value, beginning of period	$167.99	$182.33	$224.59	$296.28	$421.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.50)	.45	(1.95)	(5.05)
Net gain (loss) on investments (realized and unrealized)	(108.16)	(13.54)	(42.71)	(69.74)	(119.75)
Total from investment operations	(108.74)	(14.04)	(42.26)	(71.69)	(124.80)
Less distributions from:
Net investment income	—	(.30)	—	—	—
Total distributions	—	(.30)	—	—	—
Net asset value, end of period	$59.25	$167.99	$182.33	$224.59	$296.28

Total Return[b]	(64.73%)	(7.66%)	(18.81%)	(24.20%)	(29.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$911	$10,143	$1,664	$1,972	$5,953
Ratios to average net assets:
Net investment income (loss)	(1.67%)	(0.28%)	0.23%	(0.74%)	(1.39%)
Total expenses	1.81%	1.82%	1.85%	1.76%	1.80%
Portfolio turnover rate	—	—	—	53%	78%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d,e]
Per Share Data
Net asset value, beginning of period	$145.28	$158.86	$197.04	$262.01	$375.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	(.75)	(.85)	(3.05)	(7.10)
Net gain (loss) on investments (realized and unrealized)	(93.61)	(12.53)	(37.33)	(61.92)	(106.15)
Total from investment operations	(94.44)	(13.28)	(38.18)	(64.97)	(113.25)
Less distributions from:
Net investment income	—	(.30)	—	—	—
Total distributions	—	(.30)	—	—	—
Net asset value, end of period	$50.84	$145.28	$158.86	$197.04	$262.01

Total Return[b]	(65.01%)	(8.29%)	(19.39%)	(24.79%)	(30.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$276	$362	$631	$814	$1,567
Ratios to average net assets:
Net investment income (loss)	(2.43%)	(0.55%)	(0.48%)	(1.40%)	(2.14%)
Total expenses	2.55%	2.58%	2.56%	2.52%	2.54%
Portfolio turnover rate	—	—	—	53%	78%

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d,e]
Per Share Data
Net asset value, beginning of period	$168.56	$182.85	$225.22	$297.20	$422.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	— [c]	.50	(1.70)	(5.05)
Net gain (loss) on investments (realized and unrealized)	(108.56)	(13.99)	(42.87)	(70.28)	(120.30)
Total from investment operations	(109.11)	(13.99)	(42.37)	(71.98)	(125.35)
Less distributions from:
Net investment income	—	(.30)	—	—	—
Total distributions	—	(.30)	—	—	—
Net asset value, end of period	$59.45	$168.56	$182.85	$225.22	$297.20

Total Return	(64.73%)	(7.62%)	(18.81%)	(24.23%)	(29.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,747	$68,498	$18,789	$25,544	$27,516
Ratios to average net assets:
Net investment income (loss)	(1.65%)	0.01%	0.25%	(0.67%)	(1.40%)
Total expenses	1.81%	1.84%	1.84%	1.76%	1.80%
Portfolio turnover rate	—	—	—	53%	78%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net investment income is less than $0.01 per share.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.
[e]	Reverse share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect at 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index. NASDAQ-100® 2x Strategy Fund H-Class returned 159.40%, while the NASDAQ-100 Index returned 68.88% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Amazon.com, Inc., and Microsoft Corp. The holdings detracting the most were Biogen, Inc., Gilead Sciences, Inc., and Peloton Interactive, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	9.4%
Microsoft Corp.	8.1%
Amazon.com, Inc.	7.1%
Tesla, Inc.	3.6%
Facebook, Inc. — Class A	3.2%
Alphabet, Inc. — Class C	3.1%
Alphabet, Inc. — Class A	2.8%
NVIDIA Corp.	2.3%
PayPal Holdings, Inc.	2.0%
Intel Corp.	1.8%
Top Ten Total	43.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	159.40%	43.71%	34.57%
A-Class Shares with sales charge‡	147.08%	42.31%	33.92%
C-Class Shares	157.42%	42.62%	33.55%
C-Class Shares with CDSC§	156.42%	42.62%	33.55%
H-Class Shares	159.40%	43.70%	34.56%
NASDAQ-100 Index	68.88%	25.22%	20.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	March 31, 2021
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 85.3%

Technology - 37.7%
Apple, Inc.	506,792	$61,904,643
Microsoft Corp.	227,682	53,680,585
NVIDIA Corp.	28,481	15,206,860
Intel Corp.	186,642	11,945,088
Adobe, Inc.*	21,990	10,453,386
Broadcom, Inc.	18,753	8,695,016
Texas Instruments, Inc.	42,273	7,989,174
QUALCOMM, Inc.	52,185	6,919,209
Applied Materials, Inc.	42,155	5,631,908
Intuit, Inc.	12,579	4,818,512
Micron Technology, Inc.*	51,389	4,533,024
Advanced Micro Devices, Inc.*	55,645	4,368,132
Lam Research Corp.	6,565	3,907,751
Fiserv, Inc.*	30,753	3,660,837
Activision Blizzard, Inc.	35,590	3,309,870
Zoom Video Communications, Inc. — Class A*	9,365	3,008,881
Autodesk, Inc.*	10,101	2,799,492
Analog Devices, Inc.	16,946	2,627,986
NXP Semiconductor N.V.	12,725	2,562,052
KLA Corp.	7,078	2,338,571
ASML Holding N.V. — Class G	3,571	2,204,593
Workday, Inc. — Class A*	8,269	2,054,268
Microchip Technology, Inc.	12,369	1,919,916
Cognizant Technology Solutions Corp. — Class A	24,375	1,904,175
Electronic Arts, Inc.	13,213	1,788,644
Cadence Design Systems, Inc.*	12,815	1,755,527
DocuSign, Inc.*	8,570	1,734,996
Synopsys, Inc.*	7,000	1,734,460
Paychex, Inc.	16,566	1,623,799
Marvell Technology Group Ltd.	30,861	1,511,572
NetEase, Inc. ADR	13,763	1,421,167
Xilinx, Inc.	11,267	1,395,981
Skyworks Solutions, Inc.	7,575	1,389,861
ANSYS, Inc.*	3,985	1,353,147
Atlassian Corporation plc — Class A*	6,111	1,287,954
Maxim Integrated Products, Inc.	12,313	1,125,039
Cerner Corp.	14,070	1,011,352
Splunk, Inc.*	7,429	1,006,481
Check Point Software Technologies Ltd.*	6,440	721,087
Total Technology		249,304,996

Communications - 26.9%
Amazon.com, Inc.*	15,201	47,033,110
Facebook, Inc. — Class A*	72,615	21,387,296
Alphabet, Inc. — Class C*	9,888	20,454,613
Alphabet, Inc. — Class A*	9,079	18,725,619
Comcast Corp. — Class A	209,988	11,362,451
Netflix, Inc.*	20,345	10,613,173
Cisco Systems, Inc.	193,937	10,028,482
T-Mobile US, Inc.*	57,091	7,152,932
Charter Communications, Inc. — Class A*	8,899	5,490,861
Booking Holdings, Inc.*	1,882	4,384,759
MercadoLibre, Inc.*	2,291	3,372,673
JD.com, Inc. ADR*	38,159	3,217,948
Baidu, Inc. ADR*	12,466	2,711,978
Pinduoduo, Inc. ADR*	15,870	2,124,676
eBay, Inc.	31,258	1,914,240
Match Group, Inc.*	12,356	1,697,467
Okta, Inc.*	5,568	1,227,354
Sirius XM Holdings, Inc.[1]	190,179	1,158,190
CDW Corp.	6,477	1,073,563
VeriSign, Inc.*	5,195	1,032,558
Trip.com Group Ltd. ADR*	24,201	959,086
Fox Corp. — Class A	15,359	554,613
Fox Corp. — Class B	11,769	411,091
Total Communications		178,088,733

Consumer, Non-cyclical - 11.2%
PayPal Holdings, Inc.*	53,800	13,064,792
PepsiCo, Inc.	63,375	8,964,394
Amgen, Inc.	26,532	6,601,427
Intuitive Surgical, Inc.*	5,408	3,996,188
Mondelez International, Inc. — Class A	64,868	3,796,724
Gilead Sciences, Inc.	57,724	3,730,702
Automatic Data Processing, Inc.	19,658	3,704,943
Illumina, Inc.*	6,702	2,573,970
Vertex Pharmaceuticals, Inc.*	11,942	2,566,216
Moderna, Inc.*	18,364	2,404,766
Regeneron Pharmaceuticals, Inc.*	4,836	2,288,105
Kraft Heinz Co.	56,189	2,247,560
Keurig Dr Pepper, Inc.	64,646	2,221,883
Monster Beverage Corp.*	24,251	2,209,023
Align Technology, Inc.*	3,635	1,968,462
Biogen, Inc.*	6,998	1,957,691
IDEXX Laboratories, Inc.*	3,924	1,920,052
Cintas Corp.	4,825	1,646,821
DexCom, Inc.*	4,418	1,587,785
Alexion Pharmaceuticals, Inc.*	10,099	1,544,238
Verisk Analytics, Inc. — Class A	7,478	1,321,288
Seagen, Inc.*	8,322	1,155,593
Incyte Corp.*	10,099	820,746
Total Consumer, Non-cyclical		74,293,369

Consumer, Cyclical - 8.1%
Tesla, Inc.*	35,858	23,950,634
Costco Wholesale Corp.	20,348	7,172,263
Starbucks Corp.	54,082	5,909,540
Marriott International, Inc. — Class A*	14,903	2,207,283
Walgreens Boots Alliance, Inc.	39,692	2,179,091
Ross Stores, Inc.	16,375	1,963,526
Lululemon Athletica, Inc.*	5,748	1,762,969
O’Reilly Automotive, Inc.*	3,225	1,635,881
PACCAR, Inc.	15,937	1,480,866
Peloton Interactive, Inc. — Class A*	12,111	1,361,761
Fastenal Co.	26,384	1,326,588
Dollar Tree, Inc.*	10,804	1,236,626
Copart, Inc.*	10,856	1,179,070
Total Consumer, Cyclical		53,366,098

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 0.9%
Exelon Corp.	44,850	$1,961,739
American Electric Power Company, Inc.	22,813	1,932,261
Xcel Energy, Inc.	24,698	1,642,664
Total Utilities		5,536,664

Industrial - 0.5%
CSX Corp.	35,027	3,377,303

Total Common Stocks
(Cost $280,774,510)		563,967,163

	Face Amount
U.S. TREASURY BILLS†† - 16.0%
U.S. Treasury Bills
0.03% due 04/01/21[2,3]	$25,600,000	25,600,000
0.09% due 04/01/21[2,3]	20,800,000	20,800,000
0.04% due 04/01/21[2,3]	8,733,000	8,733,000
0.01% due 04/22/21[3,4]	6,105,000	6,104,955
U.S Cash Management Bill
0.03% due 08/03/21[3]	44,700,000	44,695,568
Total U.S. Treasury Bills
(Cost $105,933,514)		105,933,523

REPURCHASE AGREEMENTS††,5 - 5.1%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[2]	18,173,444	18,173,444
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	8,262,531	8,262,531
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	7,540,848	7,540,848
Total Repurchase Agreements
(Cost $33,976,823)		33,976,823

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[7]	659,394	659,394
Total Securities Lending Collateral
(Cost $659,394)		659,394

Total Investments - 106.5%
(Cost $421,344,241)		$704,536,903
Other Assets & Liabilities, net - (6.5)%		(42,733,376)
Total Net Assets - 100.0%		$661,803,527

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	461	Jun 2021	$120,641,395	$1,366,966

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	05/26/21	37,496	$490,879,025	$4,211,685
Goldman Sachs International	NASDAQ-100 Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	05/27/21	11,061	144,810,834	1,157,488
BNP Paribas	NASDAQ-100 Index	0.76% (1 Month USD LIBOR + 0.65%)	At Maturity	04/08/21	272	3,555,120	(97,438)
						$639,244,979	$5,271,735

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$563,967,163	$—	$—	$563,967,163
U.S. Treasury Bills	—	105,933,523	—	105,933,523
Repurchase Agreements	—	33,976,823	—	33,976,823
Securities Lending Collateral	659,394	—	—	659,394
Equity Futures Contracts**	1,366,966	—	—	1,366,966
Equity Index Swap Agreements**	—	5,369,173	—	5,369,173
Total Assets	$565,993,523	$145,279,519	$—	$711,273,042

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$97,438	$—	$97,438

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $642,513 of securities loaned (cost $387,367,418)	$670,560,080
Repurchase agreements, at value (cost $33,976,823)	33,976,823
Segregated cash with broker	133,586
Unrealized appreciation on OTC swap agreements	5,369,173
Receivables:
Fund shares sold	15,971,923
Variation margin on futures contracts	1,598,747
Dividends	82,219
Securities lending income	217
Interest	6
Total assets	727,692,774

Liabilities:
Unrealized depreciation on OTC swap agreements	97,438
Payable for:
Securities purchased	59,638,340
Fund shares redeemed	3,622,639
Return of securities lending collateral	659,394
Swap settlement	616,478
Management fees	509,190
Transfer agent and administrative fees	152,192
Distribution and service fees	151,499
Portfolio accounting fees	84,866
Trustees’ fees*	10,712
Miscellaneous	346,499
Total liabilities	65,889,247
Commitments and contingent liabilities (Note 12)	—
Net assets	$661,803,527

Net assets consist of:
Paid in capital	$391,554,532
Total distributable earnings (loss)	270,248,995
Net assets	$661,803,527

A-Class:
Net assets	$79,609,520
Capital shares outstanding	236,818
Net asset value per share	$336.16
Maximum offering price per share (Net asset value divided by 95.25%)	$352.92

C-Class:
Net assets	$15,544,667
Capital shares outstanding	61,304
Net asset value per share	$253.57

H-Class:
Net assets	$566,649,340
Capital shares outstanding	1,686,301
Net asset value per share	$336.03

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $5,732)	$4,253,791
Interest	61,198
Income from securities lending, net	2,083
Total investment income	4,317,072

Expenses:
Management fees	5,473,981
Distribution and service fees:
A-Class	155,886
C-Class	154,350
H-Class	1,326,096
Transfer agent and administrative fees	1,685,623
Portfolio accounting fees	912,261
Registration fees	776,231
Professional fees	277,735
Trustees’ fees*	120,871
Custodian fees	80,850
Line of credit fees	1,117
Interest expense	91
Miscellaneous	347,784
Total expenses	11,312,876
Net investment loss	(6,995,804)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,867,733
Swap agreements	206,849,576
Futures contracts	90,620,404
Net realized gain	303,337,713
Net change in unrealized appreciation (depreciation) on:
Investments	204,228,221
Swap agreements	8,162,491
Futures contracts	(7,450,119)
Net change in unrealized appreciation (depreciation)	204,940,593
Net realized and unrealized gain	508,278,306
Net increase in net assets resulting from operations	$501,282,502

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,995,804)	$(3,089,029)
Net realized gain on investments	303,337,713	34,411,122
Net change in unrealized appreciation (depreciation) on investments	204,940,593	(24,558,637)
Net increase in net assets resulting from operations	501,282,502	6,763,456

Distributions to shareholders:
A-Class	(6,481,536)	(2,201,145)
C-Class	(1,996,031)	(821,195)
H-Class	(50,445,535)	(20,505,323)
Total distributions to shareholders	(58,923,102)	(23,527,663)

Capital share transactions:
Proceeds from sale of shares
A-Class	34,083,074	26,258,981
C-Class	8,680,524	7,641,251
H-Class	2,993,031,338	2,637,017,862
Distributions reinvested
A-Class	6,302,558	2,066,797
C-Class	1,846,251	760,684
H-Class	46,281,765	19,146,375
Cost of shares redeemed
A-Class	(35,241,639)	(31,462,970)
C-Class	(14,851,944)	(12,827,695)
H-Class	(3,137,563,806)	(2,750,310,237)
Net decrease from capital share transactions	(97,431,879)	(101,708,952)
Net increase (decrease) in net assets	344,927,521	(118,473,159)

Net assets:
Beginning of year	316,876,006	435,349,165
End of year	$661,803,527	$316,876,006

Capital share activity:
Shares sold
A-Class	126,898	158,471
C-Class	43,208	56,236
H-Class	10,901,611	15,668,999
Shares issued from reinvestment of distributions
A-Class	19,654	11,125
C-Class	7,617	5,233
H-Class	144,387	103,098
Shares redeemed
A-Class	(132,650)	(187,939)
C-Class	(71,248)	(96,339)
H-Class	(11,312,791)	(16,382,838)
Net decrease in shares	(273,314)	(663,954)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$141.52	$150.26	$128.26	$103.59	$73.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.18)	(1.16)	(.83)	(.92)	(.73)
Net gain (loss) on investments (realized and unrealized)	227.34	2.39	22.83	43.11	32.64
Total from investment operations	224.16	1.23	22.00	42.19	31.91
Less distributions from:
Net realized gains	(29.52)	(9.97)	—	(17.52)	(1.35)
Total distributions	(29.52)	(9.97)	—	(17.52)	(1.35)
Net asset value, end of period	$336.16	$141.52	$150.26	$128.26	$103.59

Total Return[b]	159.40%	(0.76%)	17.15%	40.91%	44.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,610	$31,547	$36,252	$22,376	$15,489
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(0.67%)	(0.59%)	(0.73%)	(0.89%)
Total expenses	1.84%	1.87%	1.89%	1.79%	1.83%
Portfolio turnover rate	251%	237%	113%	217%	167%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$110.50	$119.88	$103.10	$86.38	$61.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(4.02)	(1.92)	(1.55)	(1.52)	(1.12)
Net gain (loss) on investments (realized and unrealized)	176.61	2.51	18.33	35.76	27.30
Total from investment operations	172.59	.59	16.78	34.24	26.18
Less distributions from:
Net realized gains	(29.52)	(9.97)	—	(17.52)	(1.35)
Total distributions	(29.52)	(9.97)	—	(17.52)	(1.35)
Net asset value, end of period	$253.57	$110.50	$119.88	$103.10	$86.38

Total Return[b]	157.42%	(1.50%)	16.28%	39.81%	43.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,545	$9,030	$13,978	$23,110	$21,656
Ratios to average net assets:
Net investment income (loss)	(1.88%)	(1.42%)	(1.36%)	(1.48%)	(1.64%)
Total expenses	2.59%	2.63%	2.60%	2.54%	2.58%
Portfolio turnover rate	251%	237%	113%	217%	167%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$141.47	$150.21	$128.21	$103.59	$73.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.14)	(1.14)	(.85)	(.90)	(.72)
Net gain (loss) on investments (realized and unrealized)	227.22	2.37	22.85	43.04	32.64
Total from investment operations	224.08	1.23	22.00	42.14	31.92
Less distributions from:
Net realized gains	(29.52)	(9.97)	—	(17.52)	(1.35)
Total distributions	(29.52)	(9.97)	—	(17.52)	(1.35)
Net asset value, end of period	$336.03	$141.47	$150.21	$128.21	$103.59

Total Return	159.40%	(0.76%)	17.16%	40.86%	44.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$566,649	$276,299	$385,119	$412,179	$257,154
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(0.66%)	(0.59%)	(0.72%)	(0.87%)
Total expenses	1.84%	1.87%	1.87%	1.79%	1.83%
Portfolio turnover rate	251%	237%	113%	217%	167%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 5:1 share split effective October 31, 2016.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the NASDAQ-100 Index. Inverse NASDAQ-100® 2x Strategy Fund H-Class returned -71.93%, while the NASDAQ-100 Index returned 68.88% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Amazon.com, Inc., and Microsoft Corp. The holdings detracting the most were Biogen, Inc., Gilead Sciences, Inc., and Peloton Interactive, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(71.95%)	(43.84%)	(38.33%)
A-Class Shares with sales charge‡	(73.28%)	(44.38%)	(38.63%)
C-Class Shares	(72.15%)	(44.17%)	(38.78%)
C-Class Shares with CDSC§	(72.43%)	(44.17%)	(38.78%)
H-Class Shares	(71.93%)	(43.82%)	(38.31%)
NASDAQ-100 Index	68.88%	25.22%	20.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 41.7%
Federal Farm Credit Bank
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[1]	$1,000,000	$1,000,252
0.31% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[1]	500,000	501,149
0.29% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22[1]	500,000	501,142
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	300,000	301,207
Fannie Mae
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[1]	500,000	500,975
Total Federal Agency Notes
(Cost $2,799,857)		2,804,725

U.S. TREASURY BILLS†† - 12.3%
U.S. Treasury Bills
0.09% due 04/01/21[2,4]	500,000	500,000
0.01% due 04/22/21[2,3]	129,000	128,999
U.S. Cash Management Bill
0.03% due 08/03/21[2]	200,000	199,980
Total U.S. Treasury Bills
(Cost $828,979)		828,979

REPURCHASE AGREEMENTS††,5 - 74.9%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	2,695,758	2,695,758
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	1,225,623	1,225,623
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	1,118,572	1,118,572
Total Repurchase Agreements
(Cost $5,039,953)		5,039,953

Total Investments - 128.9%
(Cost $8,668,789)		$8,673,657
Other Assets & Liabilities, net - (28.9)%		(1,946,212)
Total Net Assets - 100.0%		$6,727,445

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	8	Jun 2021	$2,093,560	$(30,175)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	NASDAQ-100 Index	0.26% (1 Month USD LIBOR + 0.15%)	At Maturity	04/08/21	545	$7,139,364	$299,572
Goldman Sachs International	NASDAQ-100 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	04/08/21	179	2,348,462	109,117
Barclays Bank plc	NASDAQ-100 Index	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	04/07/21	145	1,904,242	99,245
						$11,392,068	$507,934

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE NASDAQ-100® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$2,804,725	$—	$2,804,725
U.S. Treasury Bills	—	828,979	—	828,979
Repurchase Agreements	—	5,039,953	—	5,039,953
Equity Index Swap Agreements**	—	507,934	—	507,934
Total Assets	$—	$9,181,591	$—	$9,181,591

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$30,175	$—	$—	$30,175

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $3,628,836)	$3,633,704
Repurchase agreements, at value (cost $5,039,953)	5,039,953
Segregated cash with broker	191,646
Unrealized appreciation on OTC swap agreements	507,934
Receivables:
Swap settlement	1,065,805
Fund shares sold	866,253
Interest	1,143
Total assets	11,306,438

Liabilities:
Segregated cash due to broker	50,000
Payable for:
Fund shares redeemed	4,216,559
Securities purchased	199,980
Variation margin on futures contracts	88,371
Management fees	9,027
Transfer agent and administrative fees	2,698
Distribution and service fees	2,644
Portfolio accounting fees	1,505
Trustees’ fees*	196
Miscellaneous	8,013
Total liabilities	4,578,993
Commitments and contingent liabilities (Note 12)	—
Net assets	$6,727,445

Net assets consist of:
Paid in capital	$131,804,833
Total distributable earnings (loss)	(125,077,388)
Net assets	$6,727,445

A-Class:
Net assets	$300,556
Capital shares outstanding	5,802
Net asset value per share	$51.80
Maximum offering price per share (Net asset value divided by 95.25%)	$54.38

C-Class:
Net assets	$237,220
Capital shares outstanding	5,302
Net asset value per share	$44.74

H-Class:
Net assets	$6,189,669
Capital shares outstanding	119,412
Net asset value per share	$51.83

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$16,927
Total investment income	16,927

Expenses:
Management fees	106,878
Distribution and service fees:
A-Class	888
C-Class	1,002
H-Class	28,554
Transfer agent and administrative fees	33,003
Portfolio accounting fees	17,813
Registration fees	14,330
Professional fees	5,818
Trustees’ fees*	3,276
Custodian fees	1,616
Interest expense	36
Miscellaneous	6,510
Total expenses	219,724
Net investment loss	(202,797)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(67)
Swap agreements	(10,639,032)
Futures contracts	(1,445,088)
Net realized loss	(12,084,187)
Net change in unrealized appreciation (depreciation) on:
Investments	6,077
Swap agreements	266,812
Futures contracts	39,694
Net change in unrealized appreciation (depreciation)	312,583
Net realized and unrealized loss	(11,771,604)
Net decrease in net assets resulting from operations	$(11,974,401)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(202,797)	$18,439
Net realized loss on investments	(12,084,187)	(7,433,511)
Net change in unrealized appreciation (depreciation) on investments	312,583	431,985
Net decrease in net assets resulting from operations	(11,974,401)	(6,983,087)

Distributions to shareholders:
A-Class	(938)	(81)
C-Class	(153)	(78)
H-Class	(17,348)	(4,217)
Total distributions to shareholders	(18,439)	(4,376)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,879,937	6,609,438
C-Class	3,487,948	3,015,156
H-Class	961,589,206	775,853,576
Distributions reinvested
A-Class	930	81
C-Class	142	70
H-Class	16,589	3,900
Cost of shares redeemed
A-Class	(5,405,150)	(7,465,719)
C-Class	(3,185,892)	(3,117,434)
H-Class	(956,184,542)	(768,601,584)
Net increase from capital share transactions	6,199,168	6,297,484
Net decrease in net assets	(5,793,672)	(689,979)

Net assets:
Beginning of year	12,521,117	13,211,096
End of year	$6,727,445	$12,521,117

Capital Share Activity:*
Shares sold
A-Class	78,505	31,193
C-Class	55,690	15,948
H-Class	12,689,258	3,504,786
Shares issued from reinvestment of distributions
A-Class	16	1
C-Class	3	1
H-Class	284	20
Shares redeemed
A-Class	(74,449)	(34,432)
C-Class	(50,789)	(16,533)
H-Class	(12,635,690)	(3,482,294)
Net increase in shares	62,828	18,690

*	Capital share activity for the year ended March 31, 2020, has been restated to reflect a 1:10 reverse share split effective August 10, 2020 — See Note 11.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c,d]
Per Share Data
Net asset value, beginning of period	$185.07	$270.16	$375.67	$588.59	$929.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	.40	.90	(3.00)	(10.30)
Net gain (loss) on investments (realized and unrealized)	(132.65)	(85.39)	(106.41)[e]	(209.92)	(330.36)
Total from investment operations	(133.13)	(84.99)	(105.51)	(212.92)	(340.66)
Less distributions from:
Net investment income	(.14)	(.10)	—	—	—
Total distributions	(.14)	(.10)	—	—	—
Net asset value, end of period	$51.80	$185.07	$270.16	$375.67	$588.59

Total Return[b]	(71.95%)	(31.48%)	(28.08%)	(36.16%)	(36.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$301	$320	$1,342	$256	$155
Ratios to average net assets:
Net investment income (loss)	(1.69%)	0.17%	0.29%	(0.66%)	(1.31%)
Total expenses	1.81%	1.87%	1.90%	1.81%	1.93%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c,d]
Per Share Data
Net asset value, beginning of period	$161.13	$236.63	$331.26	$522.61	$827.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(1.00)	(1.30)	(6.30)	(14.80)
Net gain (loss) on investments (realized and unrealized)	(115.77)	(74.40)	(93.33)[e]	(185.05)	(290.11)
Total from investment operations	(116.25)	(75.40)	(94.63)	(191.35)	(304.91)
Less distributions from:
Net investment income	(.14)	(.10)	—	—	—
Total distributions	(.14)	(.10)	—	—	—
Net asset value, end of period	$44.74	$161.13	$236.63	$331.26	$522.61

Total Return[b]	(72.15%)	(31.89%)	(28.58%)	(36.61%)	(36.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237	$64	$233	$219	$285
Ratios to average net assets:
Net investment income (loss)	(2.44%)	(0.54%)	(0.49%)	(1.44%)	(2.09%)
Total expenses	2.55%	2.63%	2.58%	2.49%	2.56%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c,d]
Per Share Data
Net asset value, beginning of period	$185.13	$270.31	$376.26	$589.53	$928.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	.20	.80	(3.00)	(10.20)
Net gain (loss) on investments (realized and unrealized)	(132.80)	(85.28)	(106.75)[e]	(210.27)	(328.87)
Total from investment operations	(133.16)	(85.08)	(105.95)	(213.27)	(339.07)
Less distributions from:
Net investment income	(.14)	(.10)	—	—	—
Total distributions	(.14)	(.10)	—	—	—
Net asset value, end of period	$51.83	$185.13	$270.31	$376.26	$589.53

Total Return	(71.93%)	(31.50%)	(28.17%)	(36.17%)	(36.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,190	$12,137	$11,636	$13,073	$20,270
Ratios to average net assets:
Net investment income (loss)	(1.70%)	0.10%	0.25%	(0.67%)	(1.32%)
Total expenses	1.85%	1.87%	1.88%	1.80%	1.83%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 10, 2020 — See Note 11.
[d]	Reverse share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.
[e]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund H-Class returned 120.16%, while the Dow Jones Industrial Average Index returned 53.78% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Financials, Information Technology, and Industrials.

The holdings contributing the most to the return of the underlying index were Boeing Co., Goldman Sachs Group, Inc., and Apple, Inc. The holdings detracting the most were Merck & Company, Inc., Verizon Communications, Inc., and Coca-Cola Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future result.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	5.7%
Goldman Sachs Group, Inc.	5.0%
Home Depot, Inc.	4.6%
Boeing Co.	3.9%
Amgen, Inc.	3.8%
Microsoft Corp.	3.6%
Caterpillar, Inc.	3.5%
McDonald’s Corp.	3.4%
Honeywell International, Inc.	3.3%
salesforce.com, Inc.	3.2%
Top Ten Total	40.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	120.20%	24.54%	19.96%
A-Class Shares with sales charge‡	109.74%	23.33%	19.38%
C-Class Shares	118.57%	23.63%	19.06%
C-Class Shares with CDSC§	117.57%	23.63%	19.06%
H-Class Shares	120.16%	24.53%	19.94%
Dow Jones Industrial Average Index	53.78%	15.99%	13.09%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 76.3%

Consumer, Non-cyclical - 16.0%
UnitedHealth Group, Inc.	9,037	$3,362,397
Amgen, Inc.	9,037	2,248,496
Johnson & Johnson	9,037	1,485,231
Procter & Gamble Co.	9,037	1,223,881
Merck & Company, Inc.	9,037	696,662
Coca-Cola Co.	9,037	476,340
Total Consumer, Non-cyclical		9,493,007

Financial - 14.9%
Goldman Sachs Group, Inc.	9,037	2,955,099
Visa, Inc. — Class A	9,037	1,913,404
JPMorgan Chase & Co.	9,037	1,375,703
Travelers Companies, Inc.	9,037	1,359,165
American Express Co.	9,037	1,278,193
Total Financial		8,881,564

Industrial - 13.6%
Boeing Co.*	9,037	2,301,905
Caterpillar, Inc.	9,037	2,095,409
Honeywell International, Inc.	9,037	1,961,661
3M Co.	9,037	1,741,249
Total Industrial		8,100,224

Consumer, Cyclical - 13.0%
Home Depot, Inc.	9,037	2,758,544
McDonald’s Corp.	9,037	2,025,553
Walmart, Inc.	9,037	1,227,496
NIKE, Inc. — Class B	9,037	1,200,927
Walgreens Boots Alliance, Inc.	9,037	496,131
Total Consumer, Cyclical		7,708,651

Technology - 11.7%
Microsoft Corp.	9,037	2,130,654
salesforce.com, Inc.*	9,037	1,914,669
International Business Machines Corp.	9,037	1,204,271
Apple, Inc.	9,037	1,103,869
Intel Corp.	9,037	578,368
Total Technology		6,931,831

Communications - 4.5%
Walt Disney Co.*	9,037	1,667,507
Verizon Communications, Inc.	9,037	525,502
Cisco Systems, Inc.	9,037	467,303
Total Communications		2,660,312

Energy - 1.6%
Chevron Corp.	9,037	946,987

Basic Materials - 1.0%
Dow, Inc.	9,037	577,826

Total Common Stocks
(Cost $33,641,941)		45,300,402

	Face Amount
U.S. TREASURY BILLS†† - 6.0%
U.S. Cash Management Bill
0.03% due 08/03/21[1]	$1,800,000	1,799,822
U.S. Treasury Bills
0.09% due 04/01/21[1,2]	1,389,000	1,389,000
0.01% due 04/22/21[1,3]	371,000	370,997
Total U.S. Treasury Bills
(Cost $3,559,818)		3,559,819

REPURCHASE AGREEMENTS††,4 - 21.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[2]	6,787,786	6,787,786
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	3,086,057	3,086,057
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	2,816,509	2,816,509
Total Repurchase Agreements
(Cost $12,690,352)		12,690,352

Total Investments - 103.7%
(Cost $49,892,111)		$61,550,573
Other Assets & Liabilities, net - (3.7)%		(2,218,845)
Total Net Assets - 100.0%		$59,331,728

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	82	Jun 2021	$13,491,050	$74,062

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
DOW 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	0.61% (1 Month USD LIBOR + 0.50%)	At Maturity	04/08/21	1,300	$42,880,213	$966,309
Barclays Bank plc	Dow Jones Industrial Average Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	04/07/21	515	16,976,092	730,946
						$59,856,305	$1,697,255

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$45,300,402	$—	$—	$45,300,402
U.S. Treasury Bills	—	3,559,819	—	3,559,819
Repurchase Agreements	—	12,690,352	—	12,690,352
Equity Futures Contracts**	74,062	—	—	74,062
Equity Index Swap Agreements**	—	1,697,255	—	1,697,255
Total Assets	$45,374,464	$17,947,426	$—	$63,321,890

**	This derivative is reported as unrealized appreciation/depreciation at period end.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $37,201,759)	$48,860,221
Repurchase agreements, at value (cost $12,690,352)	12,690,352
Segregated cash with broker	395,859
Unrealized appreciation on OTC swap agreements	1,697,255
Receivables:
Fund shares sold	5,804,352
Dividends	16,894
Interest	2
Total assets	69,464,935

Liabilities:
Payable for:
Securities purchased	8,788,264
Fund shares redeemed	1,122,054
Swap settlement	122,678
Management fees	31,080
Distribution and service fees	9,844
Transfer agent and administrative fees	9,290
Variation margin on futures contracts	7,778
Portfolio accounting fees	5,180
Trustees’ fees*	641
Miscellaneous	36,398
Total liabilities	10,133,207
Commitments and contingent liabilities (Note 12)	—
Net assets	$59,331,728

Net assets consist of:
Paid in capital	$46,900,598
Total distributable earnings (loss)	12,431,130
Net assets	$59,331,728

A-Class:
Net assets	$10,886,225
Capital shares outstanding	84,683
Net asset value per share	$128.55
Maximum offering price per share (Net asset value divided by 95.25%)	$134.96

C-Class:
Net assets	$1,932,256
Capital shares outstanding	17,389
Net asset value per share	$111.12

H-Class:
Net assets	$46,513,247
Capital shares outstanding	363,073
Net asset value per share	$128.11

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$726,973
Interest	5,416
Total investment income	732,389

Expenses:
Management fees	375,782
Distribution and service fees:
A-Class	21,940
C-Class	18,725
H-Class	77,768
Transfer agent and administrative fees	115,757
Portfolio accounting fees	62,627
Registration fees	50,428
Professional fees	16,100
Trustees’ fees*	9,750
Custodian fees	5,576
Interest expense	24
Line of credit fees	17
Miscellaneous	28,661
Total expenses	783,155
Net investment loss	(50,766)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,951,481
Swap agreements	13,190,132
Futures contracts	2,324,318
Net realized gain	17,465,931
Net change in unrealized appreciation (depreciation) on:
Investments	9,494,140
Swap agreements	2,407,603
Futures contracts	(217,297)
Net change in unrealized appreciation (depreciation)	11,684,446
Net realized and unrealized gain	29,150,377
Net increase in net assets resulting from operations	$29,099,611

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(50,766)	$165,274
Net realized gain (loss) on investments	17,465,931	(4,818,980)
Net change in unrealized appreciation (depreciation) on investments	11,684,446	(7,532,737)
Net increase (decrease) in net assets resulting from operations	29,099,611	(12,186,443)

Distributions to shareholders:
A-Class	—	(368,691)
C-Class	—	(81,482)
H-Class	—	(1,002,324)
Total distributions to shareholders	—	(1,452,497)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,442,837	6,985,394
C-Class	2,261,885	4,247,839
H-Class	415,900,215	318,868,616
Distributions reinvested
A-Class	—	352,465
C-Class	—	78,884
H-Class	—	839,961
Cost of shares redeemed
A-Class	(9,855,282)	(8,896,442)
C-Class	(3,198,742)	(4,486,340)
H-Class	(407,198,193)	(326,894,461)
Net increase (decrease) from capital share transactions	6,352,720	(8,904,084)
Net increase (decrease) in net assets	35,452,331	(22,543,024)

Net assets:
Beginning of year	23,879,397	46,422,421
End of year	$59,331,728	$23,879,397

Capital share activity:
Shares sold
A-Class	94,910	81,965
C-Class	28,887	52,016
H-Class	4,530,335	3,403,218
Shares issued from reinvestment of distributions
A-Class	—	3,299
C-Class	—	846
H-Class	—	7,888
Shares redeemed
A-Class	(108,739)	(102,007)
C-Class	(39,290)	(52,722)
H-Class	(4,454,526)	(3,480,852)
Net increase (decrease) in shares	51,577	(86,349)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$58.38	$93.69	$83.19	$64.70	$47.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	.44	.34	.26	.02
Net gain (loss) on investments (realized and unrealized)	70.25	(32.14)	10.16	22.94	18.03
Total from investment operations	70.17	(31.70)	10.50	23.20	18.05
Less distributions from:
Net investment income	—	(.39)	—	(.13)	—
Net realized gains	—	(3.22)	—	(4.58)	(.35)
Total distributions	—	(3.61)	—	(4.71)	(.35)
Net asset value, end of period	$128.55	$58.38	$93.69	$83.19	$64.70

Total Return[b]	120.20%	(35.58%)	12.62%	35.39%	38.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,886	$5,752	$10,799	$11,055	$8,686
Ratios to average net assets:
Net investment income (loss)	(0.08%)	0.45%	0.39%	0.34%	0.04%
Total expenses	1.84%	1.87%	1.87%	1.80%	1.86%
Portfolio turnover rate	172%	126%	239%	223%	350%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$50.84	$82.59	$73.88	$58.24	$42.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.28)	(.26)	(.35)	(.32)
Net gain (loss) on investments (realized and unrealized)	60.92	(27.86)	8.97	20.70	16.27
Total from investment operations	60.28	(28.14)	8.71	20.35	15.95
Less distributions from:
Net investment income	—	(.39)	—	(.13)	—
Net realized gains	—	(3.22)	—	(4.58)	(.35)
Total distributions	—	(3.61)	—	(4.71)	(.35)
Net asset value, end of period	$111.12	$50.84	$82.59	$73.88	$58.24

Total Return[b]	118.57%	(36.06%)	11.79%	34.41%	37.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,932	$1,413	$2,284	$3,465	$2,593
Ratios to average net assets:
Net investment income (loss)	(0.81%)	(0.32%)	(0.34%)	(0.49%)	(0.68%)
Total expenses	2.59%	2.62%	2.61%	2.54%	2.60%
Portfolio turnover rate	172%	126%	239%	223%	350%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$58.19	$93.39	$82.92	$64.50	$46.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	.43	.32	.14	—
Net gain (loss) on investments (realized and unrealized)	70.00	(32.02)	10.15	22.99	17.99
Total from investment operations	69.92	(31.59)	10.47	23.13	17.99
Less distributions from:
Net investment income	—	(.39)	—	(.13)	—
Net realized gains	—	(3.22)	—	(4.58)	(.35)
Total distributions	—	(3.61)	—	(4.71)	(.35)
Net asset value, end of period	$128.11	$58.19	$93.39	$82.92	$64.50

Total Return	120.16%	(35.58%)	12.63%	35.37%	38.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,513	$16,715	$33,340	$46,021	$23,055
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.43%	0.36%	0.18%	—
Total expenses	1.84%	1.88%	1.87%	1.80%	1.86%
Portfolio turnover rate	172%	126%	239%	223%	350%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund H-Class returned -64.04%, while the Dow Jones Industrial Average Index returned 53.78% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Financials, Information Technology, and Industrials.

The holdings contributing the most to the return of the underlying index were Boeing Co., Goldman Sachs Group, Inc., and Apple, Inc. The holdings detracting the most were Merck & Company, Inc., Verizon Communications, Inc., and Coca-Cola Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(64.07%)	(32.95%)	(28.86%)
A-Class Shares with sales charge‡	(65.76%)	(33.60%)	(29.21%)
C-Class Shares	(64.32%)	(33.45%)	(29.41%)
C-Class Shares with CDSC§	(64.67%)	(33.45%)	(29.41%)
H-Class Shares	(64.04%)	(32.94%)	(28.84%)
Dow Jones Industrial Average Index	53.78%	15.99%	13.09%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

56 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 51.5%
U.S. Treasury Bills
0.09% due 04/01/21[1,2]	$1,000,000	$1,000,000
0.01% due 04/22/21[2,3]	37,000	37,000
U.S. Cash Management Bill
0.03% due 08/03/21[2]	600,000	599,940
Total U.S. Treasury Bills
(Cost $1,636,940)		1,636,940

FEDERAL AGENCY NOTES†† - 49.9%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	500,000	501,583
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[4]	500,000	500,126
0.31% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[4]	400,000	400,919
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[4]	180,000	180,724
Total Federal Agency Notes
(Cost $1,580,014)		1,583,352

REPURCHASE AGREEMENTS††,5 - 35.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[1]	601,660	601,660
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[1]	273,544	273,544
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[1]	249,651	249,651
Total Repurchase Agreements
(Cost $1,124,855)		1,124,855

Total Investments - 136.8%
(Cost $4,341,809)		$4,345,147
Other Assets & Liabilities, net - (36.8)%		(1,169,355)
Total Net Assets - 100.0%		$3,175,792

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	5	Jun 2021	$822,625	$(6,249)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Dow Jones Industrial Average Index	0.11% (1 Month USD LIBOR)	At Maturity	04/08/21	98	$3,237,574	$4,452
Barclays Bank plc	Dow Jones Industrial Average Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	04/07/21	70	2,303,389	(101,879)
						$5,540,963	$(97,427)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE DOW 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$1,636,940	$—	$1,636,940
Federal Agency Notes	—	1,583,352	—	1,583,352
Repurchase Agreements	—	1,124,855	—	1,124,855
Equity Index Swap Agreements**	—	4,452	—	4,452
Total Assets	$—	$4,349,599	$—	$4,349,599

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$6,249	$—	$—	$6,249
Equity Index Swap Agreements**	—	101,879	—	101,879
Total Liabilities	$6,249	$101,879	$—	$108,128

**	This derivative is reported as unrealized appreciation/depreciation at period end.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $3,216,954)	$3,220,292
Repurchase agreements, at value (cost $1,124,855)	1,124,855
Segregated cash with broker	8,185
Unrealized appreciation on OTC swap agreements	4,452
Receivables:
Fund shares sold	1,356,166
Interest	695
Variation margin on futures contracts	500
Total assets	5,715,145

Liabilities:
Unrealized depreciation on OTC swap agreements	101,879
Payable for:
Fund shares redeemed	1,411,595
Securities purchased	599,940
Swap settlement	413,949
Management fees	3,722
Distribution and service fees	1,219
Transfer agent and administrative fees	1,113
Portfolio accounting fees	621
Trustees’ fees*	77
Miscellaneous	5,238
Total liabilities	2,539,353
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,175,792

Net assets consist of:
Paid in capital	$49,566,578
Total distributable earnings (loss)	(46,390,786)
Net assets	$3,175,792

A-Class:
Net assets	$386,559
Capital shares outstanding	7,240
Net asset value per share	$53.39
Maximum offering price per share (Net asset value divided by 95.25%)	$56.05

C-Class:
Net assets	$258,668
Capital shares outstanding	5,545
Net asset value per share	$46.65

H-Class:
Net assets	$2,530,565
Capital shares outstanding	47,216
Net asset value per share	$53.60

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$11,565
Total investment income	11,565

Expenses:
Management fees	58,067
Distribution and service fees:
A-Class	1,717
C-Class	2,875
H-Class	13,698
Transfer agent and administrative fees	17,935
Portfolio accounting fees	9,679
Registration fees	7,453
Professional fees	3,480
Trustees’ fees*	1,957
Custodian fees	875
Miscellaneous	3,337
Total expenses	121,073
Net investment loss	(109,508)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,002
Swap agreements	(6,890,817)
Futures contracts	(541,560)
Net realized loss	(7,430,375)
Net change in unrealized appreciation (depreciation) on:
Investments	3,568
Swap agreements	97,820
Futures contracts	31,263
Net change in unrealized appreciation (depreciation)	132,651
Net realized and unrealized loss	(7,297,724)
Net decrease in net assets resulting from operations	$(7,407,232)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(109,508)	$2,622
Net realized gain (loss) on investments	(7,430,375)	1,084,799
Net change in unrealized appreciation (depreciation) on investments	132,651	(108,416)
Net increase (decrease) in net assets resulting from operations	(7,407,232)	979,005

Distributions to shareholders:
A-Class	(386)	(2,076)
C-Class	(133)	(520)
H-Class	(2,103)	(9,291)
Total distributions to shareholders	(2,622)	(11,887)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,353,890	4,547,186
C-Class	3,167,254	3,355,746
H-Class	240,979,379	137,332,064
Distributions reinvested
A-Class	287	1,245
C-Class	73	175
H-Class	2,082	9,078
Cost of shares redeemed
A-Class	(7,009,499)	(3,440,791)
C-Class	(2,952,697)	(3,181,875)
H-Class	(239,542,977)	(135,357,138)
Net increase from capital share transactions	997,792	3,265,690
Net increase (decrease) in net assets	(6,412,062)	4,232,808

Net assets:
Beginning of year	9,587,854	5,355,046
End of year	$3,175,792	$9,587,854

Capital share activity:*
Shares sold
A-Class	73,423	30,698
C-Class	44,606	28,774
H-Class	2,930,710	997,573
Shares issued from reinvestment of distributions
A-Class	4	10
C-Class	1	2
H-Class	32	76
Shares redeemed
A-Class	(79,318)	(24,200)
C-Class	(42,041)	(27,437)
H-Class	(2,932,116)	(977,691)
Net increase (decrease) in shares	(4,699)	27,805

*	Capital share activity for the year ended March 31, 2020 has been restated to reflect a 1:15 reverse share split effective August 10, 2020 — See Note 11.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d]
Per Share Data
Net asset value, beginning of period	$148.69	$145.60	$181.75	$265.63	$395.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	.15	.45	(1.65)	(4.95)
Net gain (loss) on investments (realized and unrealized)	(95.01)	3.24	(36.60)	(82.23)	(124.55)
Total from investment operations	(95.27)	3.39	(36.15)	(83.88)	(129.50)
Less distributions from:
Net investment income	(.03)	(.30)	—	—	—
Total distributions	(.03)	(.30)	—	—	—
Net asset value, end of period	$53.39	$148.69	$145.60	$181.75	$265.63

Total Return[b]	(64.07%)	2.27%	(19.88%)	(31.56%)	(32.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$387	$1,952	$964	$573	$1,110
Ratios to average net assets:
Net investment income (loss)	(1.66%)	0.12%	0.25%	(0.78%)	(1.47%)
Total expenses	1.85%	1.86%	1.88%	1.80%	1.85%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d]
Per Share Data
Net asset value, beginning of period	$130.74	$129.05	$162.44	$239.58	$358.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.75)	(.90)	(2.40)	(6.75)
Net gain (loss) on investments (realized and unrealized)	(83.76)	2.74	(32.49)	(74.74)	(112.17)
Total from investment operations	(84.06)	1.99	(33.39)	(77.14)	(118.92)
Less distributions from:
Net investment income	(.03)	(.30)	—	—	—
Total distributions	(.03)	(.30)	—	—	—
Net asset value, end of period	$46.65	$130.74	$129.05	$162.44	$239.58

Total Return[b]	(64.32%)	1.63%	(20.59%)	(32.19%)	(33.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$259	$389	$212	$1,028	$393
Ratios to average net assets:
Net investment income (loss)	(2.41%)	(0.66%)	(0.59%)	(1.39%)	(2.22%)
Total expenses	2.59%	2.62%	2.56%	2.55%	2.62%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d]
Per Share Data
Net asset value, beginning of period	$149.13	$145.97	$182.43	$266.50	$396.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	— [c]	.30	(1.50)	(4.95)
Net gain (loss) on investments (realized and unrealized)	(95.28)	3.46	(36.76)	(82.57)	(124.63)
Total from investment operations	(95.50)	3.46	(36.46)	(84.07)	(129.58)
Less distributions from:
Net investment income	(.03)	(.30)	—	—	—
Total distributions	(.03)	(.30)	—	—	—
Net asset value, end of period	$53.60	$149.13	$145.97	$182.43	$266.50

Total Return	(64.04%)	2.37%	(19.98%)	(31.57%)	(32.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,531	$7,246	$4,179	$5,957	$8,442
Ratios to average net assets:
Net investment income (loss)	(1.66%)	0.06%	0.20%	(0.74%)	(1.46%)
Total expenses	1.84%	1.87%	1.89%	1.80%	1.85%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net investment income is less than $0.01 per share.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020 — See Note 11.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Russell 2000 2x® Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000 2x® Strategy Fund H-Class returned 235.86%, while the Russell 2000 Index returned 94.85% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Health Care, Consumer Discretionary, and Industrials.

The holdings contributing the most to the return of the underlying index were Penn National Gaming, Inc., Plug Power, Inc., and MyoKardia, Inc. The holdings detracting the most were eHealth, Inc., Green Dot Corp. - Class A, and Merit Medical Systems, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	236.09%	23.31%	15.03%
A-Class Shares with sales charge‡	220.13%	22.11%	14.47%
C-Class Shares	233.61%	22.39%	14.20%
C-Class Shares with CDSC§	232.61%	22.39%	14.20%
H-Class Shares	235.86%	23.18%	14.96%
Russell 2000 Index	94.85%	16.35%	13.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only: performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Communications - 0.0%
Nexstar Media Group, Inc.*	852	$—

Consumer, Non-cyclical - 0.0%
Elanco Animal Health, Inc.*	232	—
Omthera Pharmaceuticals, Inc.*	110	—
Tobira Therapeutics, Inc.*	80	—
Oncternal Therapeutics, Inc.*	2	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $4)		—

	Face Amount
FEDERAL AGENCY NOTES†† - 37.6%
Federal Farm Credit Bank
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 05/28/21[1]	$6,465,000	6,465,344
0.23% due 06/09/22	5,000,000	5,001,131
1.20% due 04/01/24	5,000,000	5,000,000
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	2,000,000	2,007,591
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	2,000,000	2,006,332
0.14% (1 Month USD LIBOR + 0.03%, Rate Floor: 0.00%) due 12/29/21[1]	2,000,000	2,000,926
Farmer Mac
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 11/22/21[1]	4,000,000	4,000,072
0.10% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 08/03/21[1]	2,000,000	2,000,148
Freddie Mac
0.14% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 08/05/22[1]	2,000,000	2,003,216
Total Federal Agency Notes
(Cost $30,467,880)		30,484,760

U.S. TREASURY BILLS†† - 36.0%
U.S. Treasury Bills
0.01% due 04/06/21[2]	11,500,000	11,499,984
0.01% due 04/20/21[2]	5,900,000	5,899,938
0.09% due 04/01/21[2,3]	5,200,000	5,200,000
0.04% due 04/01/21[2,3]	550,000	550,000
0.01% due 04/22/21[2,4]	33,000	33,000
U.S. Cash Management Bill
0.03% due 08/03/21[2]	6,000,000	5,999,405
Total U.S. Treasury Bills
(Cost $29,182,373)		29,182,327

FEDERAL AGENCY DISCOUNT NOTES†† - 4.9%
Federal Home Loan Bank
0.01% due 04/13/21[2]	4,000,000	3,999,993
Total Federal Agency Discount Notes
(Cost $3,999,993)		3,999,993

REPURCHASE AGREEMENTS††,5 - 16.0%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	6,944,665	6,944,665
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	3,157,382	3,157,382
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	2,881,604	2,881,604
Total Repurchase Agreements
(Cost $12,983,651)		12,983,651

Total Investments - 94.5%
(Cost $76,633,901)		$76,650,731
Other Assets & Liabilities, net - 5.5%		4,438,366
Total Net Assets - 100.0%		$81,089,097

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	242	Jun 2021	$26,901,930	$559,630

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
RUSSELL 2000® 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	04/08/21	11,260	$25,003,651	$531,549
Barclays Bank plc	Russell 2000 Index	0.09% (1 Week USD LIBOR)	At Maturity	05/26/21	28,665	63,650,932	(21,719)
BNP Paribas	Russell 2000 Index	0.21% (1 Month USD LIBOR + 0.10%)	At Maturity	04/08/21	20,860	46,319,896	(911,022)
						$134,974,479	$(401,192)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Federal Agency Notes	—	30,484,760	—		30,484,760
U.S. Treasury Bills	—	29,182,327	—		29,182,327
Federal Agency Discount Notes	—	3,999,993	—		3,999,993
Repurchase Agreements	—	12,983,651	—		12,983,651
Equity Futures Contracts**	559,630	—	—		559,630
Equity Index Swap Agreements**	—	531,549	—		531,549
Total Assets	$559,630	$77,182,280	$—		$77,741,910

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$932,741	$—	$932,741

*	Include securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $63,650,250)	$63,667,080
Repurchase agreements, at value (cost $12,983,651)	12,983,651
Segregated cash with broker	1,143,665
Unrealized appreciation on OTC swap agreements	531,549
Receivables:
Fund shares sold	20,035,447
Variation margin on futures contracts	295,062
Interest	36,407
Total assets	98,692,861

Liabilities:
Unrealized depreciation on OTC swap agreements	932,741
Payable for:
Fund shares redeemed	8,285,031
Securities purchased	5,999,405
Swap settlement	2,284,272
Management fees	41,700
Transfer agent and administrative fees	12,464
Distribution and service fees	11,982
Portfolio accounting fees	6,950
Trustees’ fees*	829
Miscellaneous	28,390
Total liabilities	17,603,764
Commitments and contingent liabilities (Note 12)	—
Net assets	$81,089,097

Net assets consist of:
Paid in capital	$80,416,599
Total distributable earnings (loss)	672,498
Net assets	$81,089,097

A-Class:
Net assets	$8,661,379
Capital shares outstanding	38,106
Net asset value per share	$227.30
Maximum offering price per share (Net asset value divided by 95.25%)	$238.64

C-Class:
Net assets	$673,470
Capital shares outstanding	3,349
Net asset value per share	$201.10

H-Class:
Net assets	$71,754,248
Capital shares outstanding	317,871
Net asset value per share	$225.73

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$42,474
Total investment income	42,474

Expenses:
Management fees	316,835
Distribution and service fees:
A-Class	9,956
C-Class	3,885
H-Class	77,088
Transfer agent and administrative fees	97,055
Portfolio accounting fees	52,804
Registration fees	43,716
Professional fees	11,879
Trustees’ fees*	5,678
Custodian fees	4,663
Interest expense	519
Miscellaneous	29,202
Total expenses	653,280
Net investment loss	(610,806)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,067
Swap agreements	40,383,157
Futures contracts	1,870,080
Net realized gain	42,260,304
Net change in unrealized appreciation (depreciation) on:
Investments	18,217
Swap agreements	(663,658)
Futures contracts	415,532
Net change in unrealized appreciation (depreciation)	(229,909)
Net realized and unrealized gain	42,030,395
Net increase in net assets resulting from operations	$41,419,589

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(610,806)	$(13,024)
Net realized gain (loss) on investments	42,260,304	(8,994,374)
Net change in unrealized appreciation (depreciation) on investments	(229,909)	(394,953)
Net increase (decrease) in net assets resulting from operations	41,419,589	(9,402,351)

Distributions to shareholders:
A-Class	—	(8,881)
C-Class	—	(1,441)
H-Class	—	(123,889)
Total distributions to shareholders	—	(134,211)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,025,548	4,797,024
C-Class	2,407,767	3,250,949
H-Class	1,579,140,815	1,182,450,539
Distributions reinvested
A-Class	—	8,558
C-Class	—	1,338
H-Class	—	122,887
Cost of shares redeemed
A-Class	(6,797,461)	(5,296,856)
C-Class	(2,335,143)	(3,361,608)
H-Class	(1,557,234,494)	(1,187,113,903)
Net increase (decrease) from capital share transactions	25,207,032	(5,141,072)
Net increase (decrease) in net assets	66,626,621	(14,677,634)

Net assets:
Beginning of year	14,462,476	29,140,110
End of year	$81,089,097	$14,462,476

Capital share activity:
Shares sold
A-Class	67,477	39,323
C-Class	21,708	25,815
H-Class	12,811,484	8,837,934
Shares issued from reinvestment of distributions
A-Class	—	55
C-Class	—	10
H-Class	—	796
Shares redeemed
A-Class	(52,425)	(40,741)
C-Class	(21,197)	(26,746)
H-Class	(12,683,053)	(8,833,003)
Net increase in shares	143,994	3,443

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$67.63	$138.32	$143.22	$123.80	$82.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.33)	.08	.04	(.80)	(1.18)
Net gain (loss) on investments (realized and unrealized)	162.00	(70.34)	(4.94)[d]	23.97	42.97
Total from investment operations	159.67	(70.26)	(4.90)	23.17	41.79
Less distributions from:
Net realized gains	—	(.43)	—	(3.75)	—
Total distributions	—	(.43)	—	(3.75)	—
Net asset value, end of period	$227.30	$67.63	$138.32	$143.22	$123.80

Total Return[b]	236.09%	(50.97%)	(3.42%)	18.66%	50.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,661	$1,559	$3,377	$3,856	$3,325
Ratios to average net assets:
Net investment income (loss)	(1.57%)	0.06%	0.03%	(0.59%)	(1.14%)
Total expenses	1.81%	1.87%	1.85%	1.78%	1.82%
Portfolio turnover rate	—	360%	507%	526%	810%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$60.28	$124.27	$129.63	$113.17	$75.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.85)	(.87)	(1.01)	(1.71)	(1.70)
Net gain (loss) on investments (realized and unrealized)	143.67	(62.69)	(4.35)[d]	21.92	39.35
Total from investment operations	140.82	(63.56)	(5.36)	20.21	37.65
Less distributions from:
Net realized gains	—	(.43)	—	(3.75)	—
Total distributions	—	(.43)	—	(3.75)	—
Net asset value, end of period	$201.10	$60.28	$124.27	$129.63	$113.17

Total Return[b]	233.61%	(51.33%)	(4.13%)	17.78%	49.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$673	$171	$467	$683	$835
Ratios to average net assets:
Net investment income (loss)	(2.31%)	(0.70%)	(0.74%)	(1.37%)	(1.85%)
Total expenses	2.57%	2.62%	2.59%	2.52%	2.58%
Portfolio turnover rate	—	360%	507%	526%	810%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$67.21	$137.69	$142.85	$123.54	$81.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.22)	(.06)	(.08)	(.83)	(1.05)
Net gain (loss) on investments (realized and unrealized)	160.74	(69.99)	(5.08)[d]	23.89	42.71
Total from investment operations	158.52	(70.05)	(5.16)	23.06	41.66
Less distributions from:
Net realized gains	—	(.43)	—	(3.75)	—
Total distributions	—	(.43)	—	(3.75)	—
Net asset value, end of period	$225.73	$67.21	$137.69	$142.85	$123.54

Total Return	235.86%	(51.05%)	(3.61%)	18.59%	50.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,754	$12,732	$25,296	$33,043	$34,001
Ratios to average net assets:
Net investment income (loss)	(1.75%)	(0.04%)	(0.05%)	(0.66%)	(1.09%)
Total expenses	1.85%	1.89%	1.88%	1.81%	1.85%
Portfolio turnover rate	—	360%	507%	526%	810%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 3:1 share split effective October 31, 2016.
[d]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® 2x Strategy Fund H-Class returned -81.06%, while the Russell 2000 Index returned 94.85% over the same period.

All sectors contributed to the return of the underlying index for the period, led by Health Care, Consumer Discretionary, and Industrials.

The holdings contributing the most to the return of the underlying index were Penn National Gaming, Inc., Plug Power, Inc., and MyoKardia, Inc. The holdings detracting the most were eHealth, Inc., Green Dot Corp. - Class A, and Merit Medical Systems, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future result.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(80.95%)	(37.20%)	(31.80%)
A-Class Shares with sales charge‡	(81.86%)	(37.81%)	(32.13%)
C-Class Shares	(81.11%)	(37.67%)	(32.27%)
C-Class Shares with CDSC§	(81.30%)	(37.67%)	(32.27%)
H-Class Shares	(81.06%)	(37.30%)	(31.84%)
Russell 2000 Index	94.85%	16.35%	13.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 45.5%
Federal Farm Credit Bank
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	$1,500,000	$1,505,694
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	360,000	361,448
Freddie Mac
0.14% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 08/05/22[1]	1,000,000	1,001,608
Total Federal Agency Notes
(Cost $2,860,000)		2,868,750

U.S. TREASURY BILLS†† - 9.9%
U.S. Treasury Bills
0.09% due 04/01/21[2,3]	270,000	270,000
0.01% due 04/22/21[3]	53,000	53,000
U.S. Cash Management Bill
0.03% due 08/03/21[3]	300,000	299,970
Total U.S. Treasury Bills
(Cost $622,970)		622,970

REPURCHASE AGREEMENTS††,4 - 42.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[2]	1,419,580	1,419,580
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	645,410	645,410
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	589,038	589,038
Total Repurchase Agreements
(Cost $2,654,028)		2,654,028

Total Investments - 97.6%
(Cost $6,136,998)		$6,145,748
Other Assets & Liabilities, net - 2.4%		149,288
Total Net Assets - 100.0%		$6,295,036

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(0.04)% (1 Week USD LIBOR - 0.05%)	At Maturity	04/08/21	3,594	$7,980,408	$201,718
Barclays Bank plc	Russell 2000 Index	0.41% (1 Week USD LIBOR - 0.50%)	At Maturity	04/07/21	382	849,035	20,025
BNP Paribas	Russell 2000 Index	0.29% (1 Month USD LIBOR - 0.40%)	At Maturity	04/08/21	1,702	3,778,732	17,527
						$12,608,175	$239,270

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$2,868,750	$—	$2,868,750
U.S. Treasury Bills	—	622,970	—	622,970
Repurchase Agreements	—	2,654,028	—	2,654,028
Equity Index Swap Agreements**	—	239,270	—	239,270
Total Assets	$—	$6,385,018	$—	$6,385,018

**	This derivative is reported as unrealized appreciation/depreciation at period end.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $3,482,970)	$3,491,720
Repurchase agreements, at value (cost $2,654,028)	2,654,028
Segregated cash with broker	5,766
Unrealized appreciation on OTC swap agreements	239,270
Receivables:
Fund shares sold	1,511,750
Swap settlement	606,474
Interest	944
Total assets	8,509,952

Liabilities:
Payable for:
Fund shares redeemed	1,889,993
Securities purchased	299,970
Variation margin on futures contracts	11,630
Management fees	5,321
Transfer agent and administrative fees	1,590
Distribution and service fees	1,536
Portfolio accounting fees	887
Trustees’ fees*	112
Miscellaneous	3,877
Total liabilities	2,214,916
Commitments and contingent liabilities (Note 12)	—
Net assets	$6,295,036

Net assets consist of:
Paid in capital	$83,551,104
Total distributable earnings (loss)	(77,256,068)
Net assets	$6,295,036

A-Class:
Net assets	$2,285,925
Capital shares outstanding	217,164
Net asset value per share	$10.53
Maximum offering price per share (Net asset value divided by 95.25%)	$11.06

C-Class:
Net assets	$85,816
Capital shares outstanding	9,154
Net asset value per share	$9.37

H-Class:
Net assets	$3,923,295
Capital shares outstanding	376,852
Net asset value per share	$10.41

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$23,007
Total investment income	23,007

Expenses:
Management fees	107,751
Distribution and service fees:
A-Class	13,108
C-Class	2,104
H-Class	16,301
Transfer agent and administrative fees	33,304
Portfolio accounting fees	17,958
Registration fees	14,234
Professional fees	8,353
Trustees’ fees*	3,231
Custodian fees	1,657
Line of credit fees	21
Miscellaneous	5,650
Total expenses	223,672
Net investment loss	(200,665)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,151
Swap agreements	(19,642,179)
Futures contracts	(525,756)
Net realized loss	(20,157,784)
Net change in unrealized appreciation (depreciation) on:
Investments	6,929
Swap agreements	(166,573)
Net change in unrealized appreciation (depreciation)	(159,644)
Net realized and unrealized loss	(20,317,428)
Net decrease in net assets resulting from operations	$(20,518,093)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(200,665)	$11,274
Net realized gain (loss) on investments	(20,157,784)	3,918,282
Net change in unrealized appreciation (depreciation) on investments	(159,644)	767,389
Net increase (decrease) in net assets resulting from operations	(20,518,093)	4,696,945

Distributions to shareholders:
A-Class	—	(36,816)
C-Class	—	(1,754)
H-Class	—	(30,950)
Total distributions to shareholders	—	(69,520)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,746,564	3,126,898
C-Class	1,916,464	3,392,506
H-Class	570,252,468	412,034,745
Distributions reinvested
A-Class	—	36,816
C-Class	—	882
H-Class	—	28,747
Cost of shares redeemed
A-Class	(3,575,642)	(3,409,658)
C-Class	(1,806,808)	(3,528,705)
H-Class	(565,682,070)	(410,270,470)
Net increase from capital share transactions	4,850,976	1,411,761
Net increase (decrease) in net assets	(15,667,117)	6,039,186

Net assets:
Beginning of year	21,962,153	15,922,967
End of year	$6,295,036	$21,962,153

Capital share activity:
Shares sold
A-Class	136,506	68,619
C-Class	96,639	92,186
H-Class	27,831,195	9,739,225
Shares issued from reinvestment of distributions
A-Class	—	1,024
C-Class	—	27
H-Class	—	804
Shares redeemed
A-Class	(128,793)	(71,212)
C-Class	(94,498)	(95,423)
H-Class	(27,636,909)	(9,701,276)
Net increase in shares	204,140	33,974

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$55.29	$43.81	$47.99	$62.44	$108.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	.08	.15	(.27)	(1.15)
Net gain (loss) on investments (realized and unrealized)	(44.37)	11.57	(4.33)	(14.18)	(44.75)
Total from investment operations	(44.76)	11.65	(4.18)	(14.45)	(45.90)
Less distributions from:
Net investment income	—	(.17)	—	—	—
Total distributions	—	(.17)	—	—	—
Net asset value, end of period	$10.53	$55.29	$43.81	$47.99	$62.44

Total Return[b]	(80.95%)	26.82%	(8.71%)	(23.14%)	(42.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,286	$11,581	$9,245	$6,076	$1,636
Ratios to average net assets:
Net investment income (loss)	(1.61%)	0.19%	0.34%	(0.54%)	(1.44%)
Total expenses	1.82%	1.86%	1.89%	1.78%	1.73%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$49.61	$39.63	$43.74	$57.33	$100.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(.21)	(.18)	(.71)	(1.63)
Net gain (loss) on investments (realized and unrealized)	(39.74)	10.36	(3.93)	(12.88)	(41.21)
Total from investment operations	(40.24)	10.15	(4.11)	(13.59)	(42.84)
Less distributions from:
Net investment income	—	(.17)	—	—	—
Total distributions	—	(.17)	—	—	—
Net asset value, end of period	$9.37	$49.61	$39.63	$43.74	$57.33

Total Return[b]	(81.11%)	25.86%	(9.40%)	(23.70%)	(42.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86	$348	$405	$348	$743
Ratios to average net assets:
Net investment income (loss)	(2.36%)	(0.55%)	(0.45%)	(1.44%)	(2.23%)
Total expenses	2.57%	2.62%	2.63%	2.55%	2.76%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$54.95	$43.62	$47.80	$62.18	$107.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.02)	.09	(.36)	(1.19)
Net gain (loss) on investments (realized and unrealized)	(44.21)	11.52	(4.27)	(14.02)	(44.54)
Total from investment operations	(44.54)	11.50	(4.18)	(14.38)	(45.73)
Less distributions from:
Net investment income	—	(.17)	—	—	—
Total distributions	—	(.17)	—	—	—
Net asset value, end of period	$10.41	$54.95	$43.62	$47.80	$62.18

Total Return	(81.06%)	26.59%	(8.74%)	(23.11%)	(42.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,923	$10,033	$6,273	$6,582	$16,531
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(0.05%)	0.22%	(0.68%)	(1.46%)
Total expenses	1.89%	1.91%	1.89%	1.80%	1.84%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse Share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company, of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of three separate classes of shares: A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. At March 31, 2021, the Trust consisted of eight funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® 2x Strategy Fund	Non-diversified
Inverse S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® 2x Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Inverse Russell 2000® 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation.These financial statements are based on the March 31, 2021, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

THE RYDEX FUNDS ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign

80 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

THE RYDEX FUNDS ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS (continued)

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$22,792,395	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	3,711,806
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	189,375,101	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,922,932
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,693,255	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	21,117	890,926
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	5,958,713	230,526
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,568,057

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

82 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$136,586,972	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	51,379,513
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	518,785,845	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	18,203,390
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	44,206,690	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	11,290,351
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	77,826,099	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	21,445,911

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2021
S&P 500® 2x Strategy Fund	$—	$3,212,294	$3,212,294
NASDAQ-100® 2x Strategy Fund	1,366,966	5,369,173	6,736,139
Inverse NASDAQ-100® 2x Strategy Fund	—	507,934	507,934
Dow 2x Strategy Fund	74,062	1,697,255	1,771,317
Inverse Dow 2x Strategy Fund	—	4,452	4,452
Russell 2000® 2x Strategy Fund	559,630	531,549	1,091,179
Inverse Russell 2000® 2x Strategy Fund	—	239,270	239,270

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2021
Inverse S&P 500® 2x Strategy Fund	$15,658	$72,886	$88,544
NASDAQ-100® 2x Strategy Fund	—	97,438	97,438
Inverse NASDAQ-100® 2x Strategy Fund	30,175	—	30,175
Inverse Dow 2x Strategy Fund	6,249	101,879	108,128
Russell 2000® 2x Strategy Fund	—	932,741	932,741

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$8,541,695	$50,782,578	$59,324,273
Inverse S&P 500® 2x Strategy Fund	(2,614,399)	(36,504,759)	(39,119,158)
NASDAQ-100® 2x Strategy Fund	90,620,404	206,849,576	297,469,980
Inverse NASDAQ-100® 2x Strategy Fund	(1,445,088)	(10,639,032)	(12,084,120)
Dow 2x Strategy Fund	2,324,318	13,190,132	15,514,450
Inverse Dow 2x Strategy Fund	(541,560)	(6,890,817)	(7,432,377)
Russell 2000® 2x Strategy Fund	1,870,080	40,383,157	42,253,237
Inverse Russell 2000® 2x Strategy Fund	(525,756)	(19,642,179)	(20,167,935)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$(372,063)	$5,459,682	$5,087,619
Inverse S&P 500® 2x Strategy Fund	7,500	(81,204)	(73,704)
NASDAQ-100® 2x Strategy Fund	(7,450,119)	8,162,491	712,372
Inverse NASDAQ-100® 2x Strategy Fund	39,694	266,812	306,506
Dow 2x Strategy Fund	(217,297)	2,407,603	2,190,306
Inverse Dow 2x Strategy Fund	31,263	97,820	129,083
Russell 2000® 2x Strategy Fund	415,532	(663,658)	(248,126)
Inverse Russell 2000® 2x Strategy Fund	—	(166,573)	(166,573)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

84 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$3,212,294	$—	$3,212,294	$—	$—	$3,212,294
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	5,369,173	—	5,369,173	—	—	5,369,173
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	507,934	—	507,934	—	50,000	457,934
Dow 2x Strategy Fund	Swap equity contracts	1,697,255	—	1,697,255	—	—	1,697,255
Inverse Dow 2x Strategy Fund	Swap equity contracts	4,452	—	4,452	—	—	4,452
Russell 2000® 2x Strategy Fund	Swap equity contracts	531,549	—	531,549	—	—	531,549
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	239,270	—	239,270	—	—	239,270

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	$72,886	$—	$72,886	$(72,886)	$—	$—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	97,438	—	97,438	(97,438)	—	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	101,879	—	101,879	(101,879)	—	—
Russell 2000® 2x Strategy Fund	Swap equity contracts	932,741	—	932,741	(932,741)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse S&P 500® 2x Strategy Fund	Goldman Sachs International	Futures contracts	$450,170	$—
NASDAQ-100® 2x Strategy Fund	Goldman Sachs International	Futures contracts	133,586	—
Inverse NASDAQ-100® 2x Strategy Fund	Goldman Sachs International	Futures contracts	191,646	—
	Goldman Sachs International	Total return swap agreements	—	50,000
Inverse NASDAQ-100® 2x Strategy Fund Total			191,646	50,000
Dow 2x Strategy Fund	Goldman Sachs International	Futures contracts	395,859	—
Inverse Dow 2x Strategy Fund	Goldman Sachs International	Futures contracts	8,185	—
Russell 2000® 2x Strategy Fund	Goldman Sachs International	Futures contracts	1,143,665	—
Inverse Russell 2000® 2x Strategy Fund	Goldman Sachs International	Futures contracts	5,766	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® 2x Strategy Fund	0.90%
Inverse S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® 2x Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Inverse Russell 2000® 2x Strategy Fund	0.90%

When the aggregate assets of each series of the Trust and each series of Rydex Series Funds (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2021, GFD retained sales charges of $69,872 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bills
0.01%			0.00%
Due 04/01/21	$58,215,918	$58,215,926	04/22/21 - 08/26/21	$41,804,200	$41,803,447
			U.S. Treasury Note
			0.38%
			11/30/25	11,414,400	11,189,326
			U.S. Treasury Bonds
			2.88% - 3.00%
			08/15/45 - 02/15/47	5,649,600	6,385,447
			U.S. Treasury Inflation Indexed Bond
			0.13%
			01/15/22	1,849	1,890
			U.S. Treasury Strip
			0.00%
			05/15/44	300	172
				58,870,349	59,380,282

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.38%
Due 04/01/21	26,467,786	26,467,793	07/15/25	24,472,358	26,997,169

BofA Securities, Inc.			U.S. Treasury Note
0.01%			0.13%
Due 04/01/21	24,155,983	24,155,986	12/31/22	24,638,700	24,639,113

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities

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lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® 2x Strategy Fund	$40,378	$(40,378)	$—	$40,952	$—	$40,952
NASDAQ-100® 2x Strategy Fund	642,513	(642,513)	—	659,394	—	659,394

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$1,172,002	$—	$1,172,002
NASDAQ-100® 2x Strategy Fund	58,583,827	339,275	58,923,102
Inverse NASDAQ-100® 2x Strategy Fund	18,439	—	18,439
Inverse Dow 2x Strategy Fund	2,622	—	2,622

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$3,007,510	$—	$3,007,510
Inverse S&P 500® 2x Strategy Fund	70,316	—	70,316
NASDAQ-100® 2x Strategy Fund	23,527,663	—	23,527,663
Inverse NASDAQ-100® 2x Strategy Fund	4,376	—	4,376
Dow 2x Strategy Fund	1,033,100	419,397	1,452,497
Inverse Dow 2x Strategy Fund	11,887	—	11,887
Russell 2000® 2x Strategy Fund	134,211	—	134,211
Inverse Russell 2000® 2x Strategy Fund	69,520	—	69,520

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® 2x Strategy Fund	$6,187,158	$—	$13,614,726	$—	$19,801,884
Inverse S&P 500® 2x Strategy Fund	—	—	(59,466)	(231,597,630)	(231,657,096)
NASDAQ-100® 2x Strategy Fund	31,042,020	—	239,206,975	—	270,248,995
Inverse NASDAQ-100® 2x Strategy Fund	—	—	512,802	(125,590,190)	(125,077,388)
Dow 2x Strategy Fund	1,811,197	—	10,619,933	—	12,431,130
Inverse Dow 2x Strategy Fund	—	—	(94,090)	(46,296,696)	(46,390,786)
Russell 2000® 2x Strategy Fund	1,060,666	—	(388,168)	—	672,498
Inverse Russell 2000® 2x Strategy Fund	—	—	248,020	(77,504,088)	(77,256,068)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® 2x Strategy Fund	$(207,090,497)	$(24,435,114)	$(231,525,611)
Inverse NASDAQ-100® 2x Strategy Fund	(118,578,519)	(6,971,783)	(125,550,302)
Inverse Dow 2x Strategy Fund	(41,760,753)	(4,513,958)	(46,274,711)
Inverse Russell 2000® 2x Strategy Fund	(70,822,310)	(6,652,811)	(77,475,121)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, and distributions in connection with redemption of fund shares. Additional differences may result from the tax treatment of net operating losses, bond premium/discount amortization, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® 2x Strategy Fund	$43,511,044	$(43,511,044)
Inverse S&P 500® 2x Strategy Fund	(402,983)	402,983
NASDAQ-100® 2x Strategy Fund	210,664,327	(210,664,327)
Inverse NASDAQ-100® 2x Strategy Fund	(162,909)	162,909
Dow 2x Strategy Fund	7,027,648	(7,027,648)
Inverse Dow 2x Strategy Fund	(87,523)	87,523
Russell 2000® 2x Strategy Fund	31,376,317	(31,376,317)
Inverse Russell 2000® 2x Strategy Fund	(191,514)	191,514

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® 2x Strategy Fund	$151,154,526	$13,688,393	$(73,667)	$13,614,726
Inverse S&P 500® 2x Strategy Fund	10,394,359	13,420	(72,886)	(59,466)
NASDAQ-100® 2x Strategy Fund	470,601,663	240,173,914	(966,939)	239,206,975
Inverse NASDAQ-100® 2x Strategy Fund	8,668,789	541,285	(28,483)	512,802
Dow 2x Strategy Fund	52,627,895	10,854,326	(234,393)	10,619,933
Inverse Dow 2x Strategy Fund	4,341,810	8,037	(102,127)	(94,090)
Russell 2000® 2x Strategy Fund	76,637,707	803,308	(1,191,476)	(388,168)
Inverse Russell 2000® 2x Strategy Fund	6,136,998	248,020	—	248,020

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2021:

Fund	Ordinary	Capital
Inverse S&P 500® 2x Strategy Fund	$(72,019)	$—
Inverse NASDAQ-100® 2x Strategy Fund	(39,888)	—
Inverse Dow 2x Strategy Fund	(21,985)	—
Inverse Russell 2000® 2x Strategy Fund	(28,967)	—

Note 9 – Securities Transactions

For the year ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$658,191,016	$625,437,359
NASDAQ-100® 2x Strategy Fund	1,406,369,513	1,265,861,109
Dow 2x Strategy Fund	78,819,071	57,637,191

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® 2x Strategy Fund	$285,419,004	$311,744,883	$1,118,149
NASDAQ-100® 2x Strategy Fund	389,697,221	444,636,882	11,418,244
Dow 2x Strategy Fund	18,451,110	19,091,202	(315,827)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On June 8, 2020, the line of credit agreement was renewed at an increased amount of $150,000,000 and expires on June 7, 2021. On February 10, 2021, the line of credit was increased from $150,000,000 to $200,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2021. The Funds did not have any borrowings outstanding under this agreement at March 31, 2021.

The average daily balances borrowed for the year ended March 31, 2021, were as follows:

Fund	Average Daily Balance
S&P 500® 2x Strategy Fund	$523
NASDAQ-100® 2x Strategy Fund	88,167
Dow 2x Strategy Fund	1,356
Russell 2000® 2x Strategy Fund	438
Inverse Russell 2000® 2x Strategy Fund	1,679

Note 11 – Reverse Share Splits

Effective on the date specified below, reverse share splits occurred for the following Funds:

Fund	Effective Date	Split Type
Inverse S&P 500® 2x Strategy Fund	August 17, 2020	One-for-Five Reverse Share Split
Inverse NASDAQ-100® 2x Strategy Fund	August 10, 2020	One-for-Ten Reverse Share Split
Inverse Dow 2x Strategy Fund	August 10, 2020	One-for-Fifteen Reverse Share Split

The effect of these transactions was to divide the number of outstanding shares of the Inverse S&P 500® 2x Strategy, Inverse NASDAQ-100® 2x Strategy Fund, and Inverse Dow 2x Strategy Fund by their respective reverse split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Dynamic Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and

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shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Dynamic Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Dynamic Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Dynamic Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a

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NOTES TO FINANCIAL STATEMENTS (concluded)

motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020. At this stage of the proceedings, Rydex Dynamic Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

94 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Rydex Dynamic Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Rydex Dynamic Funds (the “Trust”) (comprising the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund, and Inverse Russell 2000® 2x Strategy Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Rydex Dynamic Funds at March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2021, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified interest income and qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
S&P 500® 2x Strategy Fund	2.88%	1.82%	100.00%
NASDAQ-100® 2x Strategy Fund	1.59%	0.72%	100.00%

With respect to the taxable year ended March 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® 2x Strategy Fund	$—	$2,322,652
NASDAQ-100® 2x Strategy Fund	339,275	49,388,807

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

104 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 105

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2021 and March 31, 2020 were $153,962 and $149,657, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2021 and March 31, 2020 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2021 and March 31, 2020 were $72,074 and $68,894, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2021 and March 31, 2020 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

1.	(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

2.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

3.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $72,074 and $68,894, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Dynamic Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 7, 2021

*	Print the name and title of each signing officer under his or her signature.